STANDARD FORM OF AGREEMENT BETWEEN
              OWNER AND CONTRACTOR WHERE THE BASIS OF PAYMENT IS
                    THE COST OF THE WORK PLUS A FEE WITH OR
                      WITHOUT A GUARANTEED MAXIMUM PRICE

                     AIA DOCUMENT A111 - ELECTRONIC FORMAT

________________________________________________________________________________

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES: CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

The 1987 Edition of AIA Document A201, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified. This document has been approved and endorsed by The Associated General Contractors of America.

Copyright 1920, 1925, 1951, 1958, 1961, 1967, 1974, 1978, 1987 by The American
Institute of Architects, 1735 New york Avenue N.W., Washington D.C. 20006-5292. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecution.


________________________________________________________________________________

AGREEMENT

made as of the 3rd day of July in the year of Nineteen Hundred and 96

BETWEEN the Owner:

(Name and address)
BEAU RIVAGE CONSTRUCTION (A Division of BEAU RIVAGE RESORTS, INC.) 3260 South Industrial Road
Las Vegas, Nevada 89109


and the Contractor:

(Name and address)
W.G. YATES & SONS CONSTRUCTION CO.
1 Gully Avenue
Philadelphia, Mississippi 39350


the Project is:

(Name and address)
BEAU RIVAGE-BILOXI
Biloxi, Mississippi


the Architect is:

(Name and address)
PAUL STEELMAN, LTD.
3330 West Desert Inn Road
Las Vegas, Nevada 89102

The Owner and Contractor agree as set forth below.

________________________________________________________________________________
AIA DOCUMENT A111 - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with premission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                  Electronic Format  A111-1987
User Document: 731.DOC -- 8/21/1997. AIA License Number 104983, which expires on 11/1/2997 -- page #1
                                 Exhibit 10(jjj)

                                   ARTICLE 1
                            THE CONTRACT DOCUMENTS

1.1 The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in
Article 16. If anything in the other Contract Documents is inconsistent with this Agreement, this Agreement shall govern.

                                   ARTICLE 2
                           THE WORK OF THIS CONTRACT

2.1 The Contract shall execute the entire Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others, FOR THE GENERAL CONSTRUCTION OF THE BEAU RIVAGE-BILOXI (ADF/BRC PROJECT #95073), INCLUDING, BUT NOT LIMITED TO, GENERAL CONDITIONS, SITEWORK, CONCRETE, MASONRY, METALS, WOODS & PLASTICS, THERMAL & MOISTURE PROTECTION, DOORS & WINDOWS, FINISHES, SPECIALTIES, EQUIPMENT, FURNISHINGS, SPECIAL CONSTRUCTION, CONVEYING SYSTEMS, MECHANICAL SYSTEMS AND SPECIALTIES, ELECTRICAL SYSTEMS AND SPECIALTIES, COORDINATION OF CERTAIN OWNER-PURCHASED AND CONTRACTOR-INSTALLED ITEMS AND COORDINATION OF OWNERS SEPARATE CONTRACTORS, AND AS DESCRIBED ON THE DRAWINGS AND SPECIFICATIONS REFERENCED IN THE CONCEPTUAL BUDGET, DATED 20 MAY 1997.

THE OWNER RESERVES THE RIGHT TO ASSIGN ANY PORTION OF THE WORK RELATED TO THE PROJECT TO OTHERS UNDER SEPARATE CONTRACT.

                                   ARTICLE 3
                          RELATIONSHIP OF THE PARTIES

3.1 The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and utilize the Contractor's best skill, efforts and judgment in furthering the interests of the Owner; to furnish efficient business administration and supervision; to make best efforts to furnish at all times an adequate supply of workers and materials; and to perform the Work in the best way and most expeditious and economical manner consistent with the interests of the Owner. The Owner agrees to exercise best efforts to enable the Contractor to perform the Work in the best way and most expeditious manner by furnishing and approving in a timely way information required by the Contractor and making payments to the Contractor in accordance with requirements of the Contract Documents.

                                   ARTICLE 4
                DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

4.1 The date of commencement is the date from which the Contract Time of Subparagraph 4.2 is measured; it shall be the date of this Agreement, as first written above, unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.
(Insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.) THE DATE OF COMMENCEMENT SHALL BE JULY 3, 1996.

Unless the date of commencement is established by a notice to proceed issued by the Owner, the Contractor shall notify the Owner in writing not less than five days before commencing the Work to permit timely filing of mortgages, mechanic's liens and other security interests.

4.2 The Contractor shall achieve Substantial Completion of the entire Work. (Insert the calendar date or number of calendar days after the date of commencement. Also insert any requirements for earlier Substantial Completion of certain portions of the Work, if not stated elsewhere in the Contract Documents.)
THE DATE OF SUBSTANTIAL COMPLETION SHALL BE DETERMINED BY MUTUAL AGREEMENT BETWEEN THE OWNER AND THE CONTRACTOR PURSUANT TO SCHEDULE H - MILESTONE SCHEDULE.

________________________________________________________________________________
AIA DOCUMENT A111 - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A111-1987
   User Document: 902.DOC -- 9/10/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #2
subject to adjustments of this Contract Time as provided in the Contract Documents.

(Insert provisions, if any, for liquidated damages relating to failure to complete on time.)

In view of the incomplete nature of the design information and the cooperative effort to be undertaken by the Owner and the Contractor to complete the Project in an efficient manner with all reasonable dispatch. Owner and Contractor agree that no liquidated damages are specified and no actual damage for delay will be assessed, unless delays are caused by the sole negligence of the Contractor, which for purposes of this provision shall include the Contractor's subcontractors and suppliers.

                                   ARTICLE 5
                                 CONTRACT SUM

5.1 The Owner shall pay the Contractor in current funds for the Contractor's performance of the Contract the Contract Sum consisting of the Cost of the Work as defined in Article 7 and the Contractor's Fee determined as follows:

(State a lump sum, percentage of Cost of the Work or other provision for determining the Contractor's Fee, and explain how the Contractor's Fee is to be adjusted for changes in the Work.)

The Contractor's Fixed Fee shall be Ten Million One Hundred Twenty Five Thousand Dollars ($10,125,000.00). The Fixed Fee is not based on a final predetermined Cost of the Work. Adjustment in the Cost of the Work will not cause an adjustment in the Fixed Fee.

The Contractor's Fixed Fee shall be paid in monthly installments as agreed upon between Owner and Contractor. The monthly installments and General Conditions may be adjusted by the Owner if the Construction Schedule duration is extended beyond the proposed date for Substantial Completion.

5.2    GUARANTEED MAXIMUM PRICE (IF APPLICABLE)

5.2.1 The Contractor will develop a Guaranteed Maximum Price for approval by the Owner, 30 days after the issuance of the completed Construction Documents. Such maximum sum is referred to in the Contract Documents as the Guaranteed Maximum Price. Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Contractor without reimbursement by the Owner.

(Insert specific provisions if the Contractor is to participate in any savings.)

5.2.2 The Guaranteed Maximum Price is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:

(State the numbers or other identification of accepted alternates, but only if a Guaranteed Maximum price is inserted in Subparagraph 5.2.1. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date until which that amount is valid.)

NONE

5.2.3  The amounts agreed to for unit prices, if any, are as follows:

(State unit prices only if a Guaranteed Maximum Price is inserted in Subparagraph 5.2.1.)

The Contractor will, in conjunction with the Owner, develop subcontractor unit prices.

                                   ARTICLE 6
                              CHANGES IN THE WORK

6.1    CONTRACTS WITH A GUARANTEED MAXIMUM PRICE

6.1.1 Adjustments to the Guaranteed Maximum Price on account of changes in the Work may be determined by any of the methods listed in Subparagraph 7.3.3 of the General Conditions.

6.1.2 In calculating adjustmemts to subcontracts (except those awarded with the Owner's prior consent on the basis of cost plus a fee), the terms "cost" and "fee" as used in Clause 7.3.3.3 of the General Conditions and the terms "costs" and "a reasonable allowance for overhead and profit" as used in Subparagraph
7.3.6 of the General Conditions shall have the meanings assigned to them in the
________________________________________________________________________________
AIA DOCUMENT AIII - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format AIII-1987
     User Document: 902.DOC--9/10/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #3

General Conditions and shall not be modified by Articles 5,7 and 8 of this Agreement. Adjustments to subcontracts awarded with the Owner's prior consent on the basis of cost plus a fee shall be calculated in accordance with the terms of the Contract Documents except as may be required by the Owner and/or Contractor for a specific subcontract.

6.1.3 In calculating adjustments to this Contract, the terms "cost" and "costs" as used in the above-referenced provisions of the General Conditions shall mean the Cost of the Work as defined in Article 7 of this Agreement and the terms fixed "fee" and "a reasonable allowance for overhead and profit" shall mean the Contractor's fixed Fee as defined in Paragraph 5.1 of this Agreement.

6.2      CONTRACTS WITHOUT A GUARANTEED MAXIMUM PRICE

6.2.1

6.3      ALL CONTRACTS

6.3.1 If no specific provision is made in Paragraph 5.1 for adjustment of the Contractor's Fee in the case of changes in the Work, of if the extent of such changes is such, in the aggregate, that application of the adjustment provisions of Paragraph 5.1 will cause substantial inequity to the Owner or Contractor, the Contractor's Fee shall be equitably adjusted on the basis of the Fee established for the original Work.

                                   ARTICLE 7
                             COST TO BE REIMBURSED

7.1 The term Cost of the Work shall mean costs necessarily incurred by the Contractor in the proper performance of the Work. Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 7.

7.1.1    LABOR COSTS

7.1.1.1 Wages of construction workers directly employed by the Contractor to perform the construction of the Work at the site or, with the Owner's agreement, at off-site workshops.

7.1.1.2 Wages or salaries of the Contractor's supervisory and administrative personnel when stationed at the site with the Owner's agreement.

(If it is intended that the wages or salaries of certain personnel stationed at the Contractor's principal or other offices shall be included in the Cost of the Work, identify in Article 14 the personnel to be included and whether for all or only part of their time.)

7.1.1.3 Wages and salaries of the Contractor's supervisory or administrative personnel engaged, at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work and with the Owner's agreement.

7.1.1.4 Cost paid or incurred by the Contractor for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Clauses 7.1.1.1 through 7.1.1.3.

7.1.2    SUBCONTRACT COSTS

Amounts properly billed by Subcontractors for work which has been approved by the Contractor and the Owner and which amounts are otherwise to be paid in accordance with the requirements of the respective Subcontracts.
________________________________________________________________________________
AIA DOCUMENT A111 - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of the expiration as noted below.

                                                     Electronic Format A111-1987
   User Document: 902.DOC -- 9/10/1997. AIA License Number 104983, which expires on 11/1/1997 -- page #4

7.1.3    COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETED
CONSTRUCTION

7.1.3.1 Costs, including transportation, of materials and equipment incorporated or to be incorporated in the completed construction.

7.1.3.2 Costs of materials described in the preceding Clause 7.1.3.1 in excess of those actually installed but required to provide reasonable allowance for waste and for spoilage. Unused excess materials, if any, shall be handed over to the Owner at the completion of the Work or, at the Owner's option, shall be sold by the Contractor; amounts realized, if any, from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

7.1.4 COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS

7.1.4.1 Costs, including transportation, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment, and hand tools not customarily owned by the construction workers, which are provided by the Contractor at the site and fully consumed in the performance of the Work; and cost less salvage value on such items if not fully consumed, whether sold to others or retained by the Contractor. Cost for items previously used by the Contractor shall mean fair market value.

7.1.4.2 Rental charges for temporary facilities, machinery, equipment, and hand tools not customarily owned by the construction workers, which are provided by the Contractor at the site, whether rented from the Contractor or others, and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof. Rates and quantities of equipment rented shall be subject to the Owner's prior approval and set forth in Schedule "C" - Equipment Rental Rates.

7.1.4.3  Costs of removal of debris from the site.

7.1.4.4 Cost of telegrams and long-distance telephone calls, postage and parcel delivery charges, telephone service at the site and reasonable petty cash expenses of the site office.

7.1.4.5 That portion of the reasonable travel and subsistence expenses of the Contractor's personnel incurred while traveling in discharge of duties connected with the Work. Air travel shall be at the lowest available air fair. All travel arrangements shall be arranged by the Owner's travel agent when travel is to and from Las Vegas. The Owner may require the use of the Owner's travel agent for all other travel. Reimbursement for use of corporate aircraft by William G. Yates, Jr. between Philadelphia and Biloxi shall be $400/Hr.

7.1.5    MISCELLANEOUS COSTS

7.1.5.1 That portion directly attributable to this Contract of premiums for insurance and bonds.

7.1.5.2 Sales, use or similar taxes imposed by a governmental authority which are related to the Work and for which the Contractor is liable.

7.1.5.3 Fees and assessments for the building permit and for other permits, licenses and inspections for which the Contractor is required by the Contract Documents to pay.

7.1.5.4 Fees of testing laboratories for tests required by the Contract Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by Subparagraph 13.5.3 of the General Conditions or other provisions of the Contract Documents and which do not fall within the scope of Subparagraphs 7.2.2 through 7.2.4 below.

7.1.5.5 Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement by the Contract Documents; payments made in accordance with legal judgments against the Contractor resulting from such suits or claims and payments of settlements made with the Owner's consent; provided, however, that such costs of legal defenses, judgment and settlements shall not be included in the calculation of the Contractor's Fee or of a Guaranteed Maximum Price, if any, and provided that such royalities,
________________________________________________________________________________
AIA DOCUMENT A111 - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                     Electronic Format A111-1987
           User Document: 902.DOC -- 9/10/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #5
fees and costs are not excluded by the last sentence of Subparagraph 3.17.1 of the General Conditions or other provisions of the Contract Documents.

7.1.5.6 Deposits lost for causes other than the Contractor's fault or negligence.

7.1.6     OTHER COSTS

7.1.6.1 Any cost not specifically excluded by Article 8 which the Contractor reasonably incurs in the performance of the work or in the furtherance of the project, all of which is subject to the approval of the Owner.

7.2       EMERGENCIES: REPAIRS TO DAMAGED, DEFECTIVE OR NONCONFORMING WORK

The Cost of the Work shall also include costs described in Paragraph 7.1 which are incurred by the Contractor:

7.2.1 In taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Paragraph 10.3 of the General Conditions.

7.2.2 In repairing or correcting Work damaged or improperly executed by construction workers in the employ of the Contractor, provided such damage or improper execution did not result from the fault or negligence of the Contractor or the Contractor's foremen, engineers or superintendents, or other supervisory, administrative or managerial personnel of the Contractor.

7.2.3. In repairing damaged Work other than that described in Subparagraph 7.2.2, provided such damage did not result from the fault or negligence of the Contractor or the Contractor's personnel, and only to the extent that the cost of such repairs is not recoverable by the Contractor from others and the Contractor is not compensated therefor by insurance or otherwise.

7.2.4 In correcting defective or nonconforming Work performed or supplied by a Subcontractor or material supplier and not corrected by them, provided such defective or nonconforming Work did not result from the fault or neglect of the Contractor or the Contractor's personnel adequately to supervise and direct the Work of the Subcontractor or material supplier, and only to the extent that the cost of correcting the defective or nonconforming Work is not recoverable by the Contractor from the Subcontractor or material supplier.

                                   ARTICLE 8
                          COSTS NOT TO BE REIMBURSED

8.1       The Cost of the Work shall not include:

8.1.1 Salaries and other compensation of the Contractor's personnel stationed at the Contractor's principal office or offices other than the site office, except as specifically provided in Clauses 7.1.1.2 and 7.1.1.3 or as may be provided in Article 14.

8.1.2 Expenses of the Contractor's principal office and offices other than the site office.

8.1.3     Overhead and general expenses, except as may be expressly included in
Article 7.

8.1.4 The Contractor's capital expenses, including interest on the Contractor's capital employed for the Work.

8.1.5 Rental costs of machinery and equipment, except as specifically provided in Clause 7.1.4.2.

8.1.6     Except as provided in Subparagraphs 7.2.2 through 7.2.4 and Paragraph
13.5 of this Agreement, costs due to the fault or negligence of the Contractor, Subcontractors, anyone directly or indirectly employed by any of them, or for whose acts any of them may be liable, including but not limited to costs for the correction of damaged, defective or nonconforming Work, disposal and replacement of materials and equipment incorrectly ordered or supplied, and making good damage to property not forming part of the Work.

________________________________________________________________________________
AIA DOCUMENT AIII - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format AIII-1987
User Document: 902.DOC -- 9/10/1997. AIA License Number 104983, which expires on
                                                            11/1/1997 -- Page #6

8.1.7     Any cost not specifically and expressly described in Article 7.

8.1.8 Costs which would cause the Guaranteed Maximum Price, if any, to be exceeded unless previously approved by written Change Order.

                                   ARTICLE 9
                        DISCOUNTS, REBATES AND REFUNDS

9.1 Cash discounts obtained on payments made by the Contractor shall accrue to the Owner if (1) before making the payment, the Contractor included them in an Application for Payment and received payment therefor from the Owner,
(2) before making the payment, and the payment is in excess of Five Thousand Dollars($5,000.00), the Contractor has given the Owner the option of depositing funds with the Contractor and the Owner has deposited said funds, or (3) the Owner has deposited funds with the Contractor with which to make payments; otherwise, cash discounts shall accrue to the Contractor. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be secured. Paragraph 9.1 extends to all GMP Subcontractors and other such work performed on a cost plus basis.

9.2 Amounts which accrue to the Owner in accordance with the provisions of Paragraph 9.1 shall be credited to the Owner as a deduction from the Cost of the Work.

                                  ARTICLE 10
                       SUBCONTRACTS AND OTHER AGREEMENTS

10.1 Those portions of the Work that the Contractor does not customarily perform with the Contractor's own personnel shall be performed under subcontracts or by other appropriate agreements with the Contractor. The Contractor shall obtain bids from Subcontractors and from suppliers of materials or equipment fabricated especially for the Work and shall deliver such bids to the Owner. The Owner will then determine, with the advice of the Contractor and subject to the reasonable objection of the Architect, which bids will be accepted. The Owner may designate specific persons or entities from whom the Contractor shall obtain bids; however, if a Guaranteed Maximum Price has been established, the Owner may not prohibit the Contractor from obtaining bids from others. The Contractor shall not be required to contract with anyone to whom the Contractor has reasonable objection.

10.2 If a Guaranteed Maximum Price has been established and a specific bidder among those whose bids are delivered by the Contractor to the Owner (1) is recommended to the Owner by the Contractor; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid which conforms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requires that another bid be accepted; then the Contractor may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Contractor and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

10.3 Subcontracts or other agreements shall conform to the payment provisions of Paragraphs 12.7 and 12.8, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner.

                                  ARTICLE 11
                              ACCOUNTING RECORDS


11.1 The Contractor shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract; the accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner's accountants shall be afforded access to the Contractor's records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to this Contract, and the Contractor shall preserve these

________________________________________________________________________________
AIA DOCUMENT AIII - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format AIII-1987
User Document: 902.DOC -- 9/10/1997. AIA License Number 104983, which expires on
                                                            11/1/1997 -- Page #7
for a period of three years after final payment, or for such longer period as may be required by law.


                                  ARTICLE 12
                               PROGRESS PAYMENTS

12.1 Based upon Applications for Payment submitted to the OWNER AND Architect by the Contractor and Certificates for Payment issued by the Architect AND APPROVED BY THE OWNER, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

12.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

12.3 Provided an Application for Payment is received by the OWNER not later than the SECOND day of a month, the Owner shall make payment to the Contractor not later than the TWELFTH (12TH) day of the SAME month. If an Application for Payment is received by the Architect/OWNER after the application date fixed above, payment shall be made by the Owner not later than TEN (10) days after the OWNER receives the Application for Payment.

12.4 With each Application for Payment the Contractor shall submit payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence required by the Owner to demonstrate that cash disbursements already made by the Contractor on account of the Cost of the Work equal or exceed (1) progress payments already received by the Contractor; less (2) that portion of those payments attributable to the Contractor's Fee; plus (3) payrolls for the period covered by the present Application for Payment; plus (4) retainage provided in Subparagraph 12.5.4; if any, applicable to prior progress payments.

12.5      CONTRACTS WITH A GUARANTEED MAXIMUM PRICE

12.5.1 Each Application for Payment shall be based upon the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work, except that the Contractor's Fee shall be shown as a single separate item. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the OWNER OR Architect may require. This schedule, unless objected to by the OWNER OR Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

12.5.2 Applications for Payment shall show the percentage completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage completion shall be the percentage of that portion of the Work which has actually been completed.

12.5.3 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

12.5.3.1 Take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute may be CONSIDERED BY THE OWNER as provided in Subparagraph 7.3.7 of the General Conditions, even though the Guaranteed Maximum Price has not yet been adjusted by Change Order.

12.5.3.2 Add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing.

________________________________________________________________________________
AIA DOCUMENT A111 - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A111-1987
    User Document: 902.DOC -- 9/10/1997.AIA License Number 104983, which expires on 11/1/1997 -- Page #8

12.5.3.3 Add the Contractor's Fee, less retainage as set forth in 12.5.4. The Contractor's Fee shall be computed upon the Cost of the Work described in the two preceding Clauses at the rate stated in Paragraph 5.1.

12.5.3.4  Subtract the aggregate of previous payments made by the Owner.

12.5.3.5 Subtract the shortfall, if any, indicated by the Contractor in the documentation required by Paragraph 12.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner's accountants in such documentation.

12.5.3.6 Subtract amounts, if any, for which the Owner or Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of the General Conditions.

12.5.4    Additional retainage, if any, shall be as follows:
(If it is intended to retain additional amounts from progress payments to the Contractor beyond (1) the retainage from the Contractor's Fee provided in Clause 12.5.3.3, (2) the retainage from Subcontractors provided in Paragraph 12.7 below, and (3) the retainage, if any, provided by other provisions of the Contract, insert provision for such additional retainage here. Such provision, if made should also describe any arrangement for limiting or reducing the amount retained after the Work reaches a certain state of completion.)
No retainage shall be held on the Contractor's Fee. Contractor's General Conditions or Cost of the Work performed by the Contractor's own forces. Retainage on each Subcontract GMP Contract will be approved by the Owner in writing.

12.6      CONTRACTS WITHOUT A GUARANTEED MAXIMUM PRICE

12.6.1

12.6.2

12.6.2.1

12.6.2.2

12.6.2.3

12.6.2.4

12.6.2.5

12.6.3

12.7 Except with the Owner's prior approval, payments to Subcontractors included in the Contractor's Applications for Payment shall not exceed an amount for each Subcontractor calculated as follows:

________________________________________________________________________________
AIA DOCUMENT A111 - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A111-1987
           User Document: 902.DOC -- 9/10/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #9

12.7.1 Take that portion of the Subcontract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Subcontractor's Work by the share of the total Subcontract Sum allocated to that portion in the Subcontractor's schedule of values, less retainage of TEN percent (10%). Pending final determination of amounts to be paid to the Subcontractor for changes in the Work, amounts not in dispute may be CONSIDERED BY THE OWNER as provided in Subparagraph 7.3.7 of the General Conditions even though the Subcontract Sum has not yet been adjusted by Change Order.

12.7.2 Add that portion of the Subcontract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work or, if approved in advance by the Owner, suitably stored AND INSURED off the site at a location agreed upon in writing, less retainage of TEN percent (10%).

12.7.3 Subtract the aggregate of previous payments made by the Contractor to the Subcontractor.

12.7.4 Subtract amounts, if any, for which the OWNER OR Architect has withheld or nullified a Certificate for Payment by the Owner to the Contractor for reasons which are the fault of the Subcontractor.

12.7.5 Add, upon Substantial Completion of the entire Work of the Contractor, a sum sufficient to increase the total payments to the Subcontractor to NINETY percent (90%) of the Subcontract Sum, less amounts, if any, for incomplete Work and unsettled claims; and, if final completion of the entire Work is thereafter materially delayed through no fault of the Subcontractor, add any additional amounts payable on account of Work of the Subcontractor in accordance with Subparagraph 9.10.3 of the General conditions.
(If it is intended, prior to Substantial Completion of the entire Work of the Contractor, to reduce or limit the retainage from Subcontractors resulting from the percentages inserted in Subparagraphs 12.7.1 and 12.7.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.)

12.7.6  RETAINAGE SHALL NOT EARN INTEREST.

12.7.7 UPON WRITTEN REQUEST BY THE CONTRACTOR, THE OWNER MAY REDUCE OR LIMIT THE RETAINAGE WITHHELD FROM SUBCONTRACTORS.

12.7.8  THE SUBCONTRACTOR RETAINAGE IDENTIFIED IN PARAGRAPHS 12.7.1, 12.7.2, AND
12.7.5 ABOVE MAY BE ADJUSTED BY MUTUAL AGREEMENT BETWEEN THE OWNER AND THE CONTRACTOR.

The Subcontractor Sum is the total amount stipulated in the subcontract to be paid by the Contractor to the Subcontractor for the Subcontractor's performance of the subcontract.

12.8 Except with the Owner's prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

12.9 In taking action on the Contractor's Applications for Payment, the Architect AND THE OWNER shall be entitled to rely on the accuracy and completeness of the information furnished by the Contractor and shall not be deemed to represent that the Architect AND THE OWNER has made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Paragraph 12.4 or other supporting data; that the Architect AND THE OWNER has made exhaustive or continuous on-site inspections or that the Architect AND THE OWNER has made examinations to ascertain how or for what purposes the Contractor has used amounts previously paid on account of the Contract. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner's accountants acting in the sole interest of the Owner.


                                  ARTICLE 13
                                 FINAL PAYMENT

13.1    Final payment shall be made by the Owner to the Contractor

________________________________________________________________________________
AIA DOCUMENT A111 - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A111-1987
   User Document: 902.DOC -- 9/10/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #10
pursuant to the Terms and Conditions set forth in the Contract Documents.

13.2    The amount of the final payment shall be calculated as follows:

13.2.1 Take the sum of the Cost of the Work substantiated by the Contractor's final accounting and the Contractor's Fee.

13.2.2 Subtract amounts, if any, for which the Architect or the Owner withholds, in whole or in part, a final Certificate for Payment as provided in Subparagraph 9.5.1 of the General Conditions or other provisions of the Contract Documents.

13.2.3  Subtract the aggregate of previous payments made by the Owner.

If the aggregate of previous payments made by the Owner exceeds the amount due the Contractor, the Contractor shall reimburse the difference to the Owner.

13.3

13.4

13.5 If, subsequent to final payment and at the Owner's request, the Contractor incurs costs described in Article 7 and not excluded by Article 8 to correct defective or nonconforming Work, the Owner shall reimburse the Contractor such costs and the Contractor's Fee applicable thereto on the same basis as if such costs had been incurred prior to final payment, but not in excess of the Guaranteed Maximum Price, if any. If the Contractor has participated in savings as provided in Paragraph 5.2, the amount of such savings shall be recalculated and appropriate credit given to the Owner in determining the net amount to be paid by the Owner to the Contractor.


                                  ARTICLE 14
                           MISCELLANEOUS PROVISIONS

14.1 Where reference is made in this Agreement to a provision of the General Conditions or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

14.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

(Insert rate of interest agreed upon, if any.)

First Interstate Bank of Nevada: Prime Rate of Interest, plus One Percent (1%), adjusted to a monthly rate and compounded monthly, except for the cost of items which are in dispute between the Owner and the Contractor. If the Contractor prevails in any dispute for which the Owner has withheld money, then the Contractor shall be entitled to, and Owner shall pay interest at the above rate.

________________________________________________________________________________
AIA DOCUMENT A111 - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A111-1987
   User Document: 902.DOC -- 9/10/1997. AIA License Number 104983, which expires on 11/1/1997 --Page #11

(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

14.3    Other provisions:

14.3.1 Any Documents, Drawings, and/or Specifications presently being prepared or contemplated by the Architect, the Architect's and/or the Owner's Consultants shall become a part of the Contract Documents as they are completed and "Issued for Construction" by the Architect or the Owner, provided that such Documents are consistent with the Work contemplated by the other Contract Documents referenced in this Agreement, and the Drawings and Specifications referenced in the Conceptual Budget, dated 20 May 1997.

14.3.2  The Contractor shall maintain the Owner's site fencing.

14.3.3 The Contractor shall provide all vehicular and pedestrian traffic control that may be required by any federal, state or local jurisdiction, and that may be required by the Owner.

14.3.4 The Contractor shall provide dust and erosion control in accordance with any federal, state or local code, ordinance, regulation, rule or law, and as may be required by the Owner.

14.3.5 The Owner shall provide site security personnel for the duration of the Project.

                                  ARTICLE 15
                           TERMINATION OR SUSPENSION

15.1    The Contract may be terminated by the Contractor as provided in
Article 14 of the General Conditions; however, the amount to be to the Contractor under Subparagraph 14.1.2 of the General Conditions shall not exceed the amount the Contractor would be entitled to receive under Paragraph 15.3 below.

15.2 If a Guaranteed Maximum Price is established in Article 5, the Contract may be terminated by the Owner for cause as provided in Article 14 of the General Conditions; however, the amount, if any, to be paid to the Contractor under Subparagraph 14.2.4 of the General Conditions shall not cause the Guaranteed Maximum Price to be exceeded, nor shall it exceed the amount the Contractor would be entitled to receive under Paragraph 15.3 below.

15.3 If no Guaranteed Maximum Price is established in Article 5, the Contract may be terminated by the Owner for cause as provided in Article 14 of the General Conditions; however, the Owner shall then pay the Contractor an amount calculated as follows:

15.3.1 Take the Cost of the Work incurred by the Contractor to the date of termination.

15.3.2 Add a reasonable portion of the Contractor's Fixed Fee upon the Cost of the Work to the date of termination at the rate stated in Paragraph 5.1.

15.3.3 Subtract the aggregate of previous payments made by the Owner. The Owner shall also pay the Contractor fair compensation, either by purchase or rental at the election of the Owner, for any equipment owned by the Contractor which the Owner elects to retain and which is not otherwise included in the Cost of the Work under Subparagraph 15.3.1. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Contractor shall, as a condition

________________________________________________________________________________
AIA DOCUMENT A111 - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A111-1987
           User Document: 902.DOC -- 9/10/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #12
of receiving the payments referred to in this Article 15, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or purchase orders.

15.4 The Work may be suspended by the Owner as provided in Article 14 of the General Conditions.


                                  ARTICLE 16
                       ENUMERATION OF CONTRACT DOCUMENTS

16.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

16.1.1 The Agreement is this executed Standard Form of Agreement Between Owner and Contractor, AIA Document A111, 1987 Edition and its Schedules, Exhibits and other Attachments.

16.1.2 The General Conditions are the General Conditions of the Contract for Construction, AIA Document A201, 1987 Edition as modified and attached hereto.

16.1.3  The Supplementary and other Conditions of the Contract, are as follows:

DOCUMENT                                       TITLE              PAGES

Special Conditions, dated 03 July 1996

16.1.4  The Specifications are as follows:
(Either list the Specifications here or refer to an exhibit attached to this Agreement.)

SECTION                                        TITLE              PAGES

Any Specifications presently being prepared or contemplated by the Architect, the Architect's and/or the Owner's Consultants shall become a part of the Contract Documents as they are completed and "Issued for Construction", provided that such Documents are consistent with Work contemplated by the other Contract Documents referenced in this Agreement, and the Drawings and Specifications referenced in the Conceptual Budget, dated 20 May 1997.

16.1.5  The Drawings are as follows:

(Either list the Drawings here or refer to an exhibit attached to this Agreement.)

NUMBER                                         TITLE              DATE

Any Drawings presently being prepared or contemplated by the Architect, the Architect's and/or the Owner's Consultants shall become a part of the Contract Documents as they are completed and "Issued for Construction", provided that such Documents are consistent with Work contemplated by the other Contract Documents referenced in this Agreement, and the Drawings and Specifications referenced in the Conceptual Budget, dated 20 May 1997.

16.1.6  The Addenda, if any, are as follows:

NUMBER                                         DATE               PAGES

NONE.

Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this
Article 16.

16.1.7 Other Documents, if any, forming part of the Contract Documents are as follows:

(List here any additional documents which are intended to form part of the Contract Documents. The General Conditions provide that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this

________________________________________________________________________________
AIA DOCUMENT A111 - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A111-1987
            User Document: 902.DOC -- 9/10/1997.AIA License Number 104983, which expires on 11/1/1997 -- Page #13

Agreement. They should be listed here only if intended to be part of the Contract Documents.)

16.1.7.1  Schedule A - Labor Rates Governed by Collective Bargaining Agreements:

16.1.7.2  Schedule B - Salaries and Wages Not Governed by Collective Bargaining
                       Agreements:

16.1.7.3  Schedule C - Equipment Rental Rates:

16.1.7.4  Schedule D - Conceptual Budget:

16.1.7.5  Schedule E - Additional Costs to be Reimbursed:

16.1.7.6  Schedule F - Costs Not to be Reimbursed:

16.1.7.7  Schedule G - List of Exclusions:

16.1.7.8  Schedule H - Construction Schedule:

16.1.7.9  Schedule I - Guaranteed Maximum Price:

16.1.7.10 Schedule J - Terms and Conditions for GMP Contracts:

16.1.7.11 Schedule K - Organizational Chart:

16.1.7.12 Schedule L - Certificate of Insurance:

This Agreement is entered into as of the day and year first written above and is executed in at least three original copies of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.


OWNER                                        CONTRACTOR


/s/ Kenneth R. Wynn                          /s/ William Yates, Jr.
----------------------------------           -----------------------------------
(Signature)                                  (Signature)


KENNETH R. WYNN, PRESIDENT                   WILLIAM YATES, JR., PRESIDENT
----------------------------------           -----------------------------------
(Printed name and title)                     (Printed name and title)





________________________________________________________________________________
AIA DOCUMENT A111 - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A111-1987
          User Document: 902.DOC -- 9/10/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #14

              GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

                     AIA DOCUMENT A201 - ELECTRONIC FORMAT
________________________________________________________________________________

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by the Associated General Contractors of America.

Copyright 1911, 1915, 1918, 1925, 1927, 1951, 1958, 1961, 1963, 1967, 1970,
1976, 1987, by The American Institute of Architects, 1735 New York Avenue N.W., Washington D.C. 20006-5292. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecutions.

________________________________________________________________________________

                               TABLE OF ARTICLES

1.   GENERAL PROVISIONS                 8.   TIME

2.   OWNER                              9.   PAYMENTS AND COMPLETION

3.   CONTRACTOR                         10.  PROTECTION OF PERSONS AND PROPERTY

4.   ADMINISTRATION OF THE CONTRACT     11.  INSURANCE AND BONDS

5.   SUBCONTRACTORS                     12.  UNCOVERING AND CORRECTION OF WORK

6.   CONSTRUCTION BY OWNER OR BY        13.  MISCELLANEOUS PROVISIONS
     SEPARATE CONTRACTORS

7.   CHANGES IN THE WORK                14.  TERMINATION OR SUSPENSION OF THE
                                             CONTRACT


________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING:
Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
          User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #1

                                     INDEX

ACCEPTANCE OF NONCONFORMING WORK                        9.6.6, 9.9.3, 12.3
Acceptance of Work                     9.6.6, 9.8.2, 9.9.3, 9.10.1, 9.10.3
Access to Work                                           3.16, 6.2.1, 12.1
Accident Prevention                                              4.2.3, 10
Acts and Omissions               3.2.1, 3.2.2, 3.3.2, 3.12.8, 3.18. 4.2.3,
                   4.3.2, 4.3.9, 8.3.1, 10.1.4, 10.2.5, 13.4.2, 13.7, 14.1
Addenda                                                        1.1.1, 3.11
Additional Costs, Claims for              4.3.6, 4.3.7, 4.3.9, 6.1.1, 10.3
Additional Inspections and Testing              4.2.6, 9.8.2, 12.2.1, 13.5
Additional Time, Claims for                     4.3.6, 4.3.8, 4.3.9, 8.3.2
ADMINISTRATION OF THE CONTRACT                          3.3.3, 4, 9.4, 9.5
Advertisement or Invitation to Bid                                   1.1.1
Aesthetic Effect                                             4.2.13, 4.5.1
Allowances                                                             3.8
All-risk Insurance                                                11.3.1.1
Applications for Payment               4.2.5, 7.3.7, 9.2, 9.3, 9.4, 9.5.1,
                      9.6.3, 9.8.3, 9.10.1, 9.10.3, 9.10.4, 11.1.3, 14.2.4
Approvals                  2.4, 3.3.3, 3.5, 3.10.2, 3.12.4 through 3.12.8,
                              3.18.3, 4.2.7, 9.3.2, 11.3.1.4, 13.4.2, 13.5
Arbitration                        4.1.4, 4.3.2, 4.3.4, 4.4.4, 4.5, 8.3.1,
                                                   10.1.2, 11.3.9, 11.3.10
Architect                                                              4.1
Architect, Definition of                                             4.1.1
Architect, Extent of Authority        2.4, 3.12.6, 4.2, 4.3.2, 4.3.6, 4.4,
                 5.2, 6.3, 7.1.2, 7.2.1, 7.3.6, 7.4, 9.2, 9.3.1, 9.4, 9.5,
                                9.6.3, 9.8.2, 9.8.3, 9.10.1, 9.10.3, 12.1,
                                    12.2.1, 13.5.1, 13.5.2, 14.2.2, 14.2.4
Architect, Limitations of Authority and Responsibility              3.3.3,
                        3.12.8, 3.12.11, 4.1.2, 4.2.1, 4.2.2, 4.2.3, 4.2.6
     4.2.7, 4.2.10, 4.2.12, 4.2.13, 4.3.2, 5.2.1, 7.4, 9.4.2, 9.6.4, 9.6.6
Architect's Additional Services and Expenses         2.4, 9.8.2, 11.3.1.1,
                                    12.2.1, 12.2.4, 13.5.2, 13.5.3, 14.2.4
Architect's Administration of the Contract                     4.2, 4.3.6,
                                                      4.3.7, 4.4, 9.4, 9.5
Architect's Approvals                          2.4, 3.5.1, 3.10.2, 3.12.6,
                                                     3.12.8, 3.18.3, 4.2.7
Architect's Authority to Reject Work          3.5.1, 4.2.6, 12.1.2, 12.2.1
Architect's Copyright                                                  1.3
Architect's Decisions         4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.2,
           4.3.6, 4.4.1, 4.4.4, 4.5, 6.3, 7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2,
                  9.4, 9.5.1, 9.8.2, 9.9.1, 10.1.2, 13.5.2, 14.2.2, 14.2.4
Architect's Inspections                 4.2.2, 4.2.9, 4.3.6, 9.4.2, 9.8.2,
                                                       9.9.2, 9.10.1, 13.5
Architect's Instructions                       4.2.6, 4.2.7, 4.2.8, 4.3.7,
                                                       7.4.1, 12.1, 13.5.2
Architect's Interpretations                          4.2.11, 4.2.12, 4.3.7
Architect's On-site Observations               4.2.2, 4.2.5, 4.3.6, 9.4.2,
                                                       9.5.1, 9.10.1, 13.5
Architect's Project Representative                                  4.2.10
Architect's Relationship with Contractor              1.1.2, 3.2.1, 3.2.2,
            3.3.3, 3.5.1, 3.7.3, 3.11, 3.12.8, 3.12.11, 3.16, 3.18, 4.2.3,
                                  4.2.4, 4.2.6, 4.2.12, 5.2, 6.2.2, 7.3.4,
                                                 9.8.2, 11.3.7, 12.1, 13.5
Architect's Relationship with Subcontractors          1.1.2, 4.2.3, 4.2.4,
                                               4.2.6, 9.6.3, 9.6.4, 11.3.7
Architect's Representations                           9.4.2, 9.5.1, 9.10.1
Architect's Site Visits                 4.2.2, 4.2.5, 4.2.9, 4.3.6, 9.4.2,
                                         9.5.1, 9.8.2, 9.9.2, 9.10.1, 13.5
Asbestos                                                              10.1
Attorney' Fees                                      3.18.1, 9.10.2, 10.1.4
Award of Separate Contracts                                          6.1.1
Award of Subcontracts and Other Contracts
    for Portions of the Work                                           5.2
Basic Definitions                                                      1.1
Bidding Requirements                           1.1.1, 1.1.7, 5.2.1, 11.4.1
Boiler and Machinery Insurance                                      11.3.2
Bonds, Lien                                                         9.10.2
Bonds, Performance and Payment               7.3.6.4, 9.10.3, 11.3.9, 11.4
Building Permit                                                      3.7.1
Capitalization                                                         1.4
Certification of Substantial Completion                              9.8.2
Certificates for Payment             4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1,
               9.6.6, 9.7.1, 9.8.3, 9.10.1, 9.10.3, 13.7, 14.1.1.3, 14.2.4
Certificates of Inspection, Testing or Approval            3.12.11, 13.5.4
Certificates of Insurance                            9.3.2, 9.10.2, 11.1.3
Change Orders            1.1.1, 2.4.1, 3.8.2.4, 3.11, 4.2.8, 4.3.3, 5.2.3,
                        7.1, 7.2, 7.3.2, 8.3.1, 9.3.1.1, 9.10.3, 11.3.1.2,
                                                    11.3.4, 11.3.9, 12.1.2
Change Orders, Definition of                                         7.2.1
Changes                                                                7.1
CHANGES IN THE WORK                 3.11, 4.2.8, 7, 8.3.1, 9.3.1.1, 10.1.3
Claim, Definition of                                                 4.3.1
Claims and Disputes                  4.3, 4.4, 4.5, 6.2.5, 8.3.2, 9.3.1.2,
                                                     9.3.3, 9.10.4, 10.1.4
Claims and Timely Assertion of Claims                                4.5.6
Claims for Additional Cost                4.3.6, 4.3.7, 4.3.9, 6.1.1, 10.3
Claims for Additional Time                      4.3.6, 4.3.8, 4.3.9, 8.3.2
Claims for Concealed or Unknown Conditions                           4.3.6
Claims for Damages                        3.18, 4.3.9, 6.1.1, 6.2.5, 8.3.2
                                                           9.5.1.2, 10.1.4
Claims Subject to Arbitration                          4.3.2, 4.4.4, 4.5.1
Cleaning Up                                                      3.15, 6.3
Commencement of Statutory Limitation Period                           13.7
Commencement of the Work, Conditions Relating to             2.1.2, 2.2.1,
                 3.2.1, 3.2.2, 3.7.1, 3.10.1, 3.12.6, 4.3.7, 5.2.1, 6.2.2,
                                 8.1.2, 8.2.2, 9.2, 11.1.3, 11.3.6, 11.4.1
Commencement of the Work, Definition of                              8.1.2
Communications Facilitating Contract
    Administration                                     3.9.1, 4.2.4, 5.2.1
Completion, Conditions Relating to               3.11, 3.15, 4.2.2, 4.2.9,
                    4.3.2, 9.4.2, 9.8, 9.9.1, 9.10, 11.3.5, 12.2.2, 13.7.1
COMPLETION, PAYMENTS AND                                                 9
Completion, Substantial          4.2.9, 4.3.5.2, 8.1.1, 8.1.3, 8.2.3, 9.8,
                                                       9.9.1, 12.2.2, 13.7
Compliance with Laws1                   .3, 3.6, 3.7, 3.13, 4.1.1, 10.2.2,
                  11.1, 11.3, 13.1, 13.5.1, 13.5.2, 13.6, 14.1.1, 14.2.1.3
Concealed or Unknown Conditions                                      4.3.6
Conditions of the Contract                             1.1.1, 1.1.7, 6.1.1
Consent, Written1.        3.1, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.5.5, 9.3.2,
                     9.8.2, 9.9.1, 9.10.2, 9.10.3, 10.1.2, 10.1.3, 11.3.1,
                                           11.3.1.4, 11.3.11, 13.2, 13.4.2
CONSTRUCTION BY OWNER OR BY
   SEPARATE CONTRACTORS                                           1.1.4, 6
Construction Change Directive, Definition of                         7.3.1

________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITION OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                     Electronic Format A201-1987
   User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 - Page #2

Construction Change Directives                 1.1.1,4.2.8,7.1,7.3,9.3.1.1
Construction Schedules, Contractor's                            3.10,6.1.3
Contingent Assignment of Subcontracts                                  5.4
Continuing Contract Performance                                      4.3.4
Contract, Definition of                                              1.1.2
CONTRACT, TERMINATION OR SUSPENSION
  OF THE                                                  4.3.7,5.4.1.1,14
Contract Administration                                    3.3.3,4,9.4,9.5
Contract Award and Execution, Conditions Relating to                3.7.1,
                                         3.10,5.2,9.2,11.1.3,11.3.6,11.4.1
CONTRACT DOCUMENTS, THE                                          1.1,1.2,7
Contract Documents, Copies Furnished and Use of              1.3,2.2.5,5.3
Contract Documents, Definition of                                    1.1.1
Contract Performance During Arbitration                        4.3.4,4.5.3
CONTRACT SUM                            3.8,4.3.6,4.3.7,4.4.4,5.2.3,6.1.3,
                                 7.2,7.3,9.1,9.7,11.3.1,12.2.4,12.3,14.2.4
CONTRACT SUM, Definition of                                            9.1
Contract Time                         4.3.6,4.3.8,4.4.4,7.2.1.3,7.3,8.2.1,
                                                          8.3.1,9.7,12.1.1
Contract Time, DEFINITION OF                                         8.1.1
CONTRACTOR                                                               3
Contractor, Definition of                                        3.1,6.1.2
Contractor's Bid                                                     1.1.1
CONTRACTOR'S CONSTRUCTION SCHEDULES                             3.10,6.1.3
Contractor's Employees                   3.3.2,3.4.2,3.8.1,3.9,3.18,4.2.3,
                                     4.2.6,8.1.2,10.2,10.3,11.1.1,14.2.1.1
CONTRACTOR'S LIABILITY INSURANCE                                      11.1
Contractor's Relationship with Separate Contractors
  and Owner's Forces                    2.2.6,3.12.5,3.14.2,4.2.4,6,12.2.5
Contractor's Relationship with Subcontractors                 1.2.4,3.3.2,
                    3.18.1,3.18.2,5.2,5.3,5.4,9.6.2,11.3.7,11.3.8,14.2.1.2
Contractor's Relationship with the Architect            1.1.2,3.2.1,3.2.2,
                3.3.3,3.5.1,3.7.3,3.11,3.12.8,3.16,3.18,4.2.3,4.2.4,4.2.6,
                             4.2.12,5.2,6.2.2,7.3.4,9.8.2,11.3.7,12.1,13.5
Contractor's Representations                     1.2.2,3.5.1,3.12.7,6.2.2,
                                                               8.2.1,9.3.3
Contractor's Responsibility for Those Performing the Work           3.3.2,
                                                             3.18,4.2.3,10
Contractor's Review of Contractor Documents                1.2.2,3.2,3.7.3
Contractor's Right to Stop the Work                                    9.7
Contractor's Right to Terminate the Contract                          14.1
Contractor's Submittals                  3.10,3.11,3.12,4.2.7.5.2.1,5.2.3,
                                7.3.6,9.2,9.3.1,9.8.2,9.9.1,9.10.2,9.10.3,
                                                      10.1.2,11.4.2,11.4.3
Contractor's Superintendent                                     3.9,10.2.6
Contractor's Supervision and Construction Procedures             1.2.4,3.3
                                                  3.4,4.2.3,8.2.2,8.2.3,10
Contractual Liability Insurance                            11.1.1.7,11.2.1
Coordination and Correlation                1.2.2,1.2.4,3.3.1,3.10,3.12.7,
                                                               6.1.3,6.2.1
Copies Furnished of Drawings and Specifications             1.3,2.2.5,3.11
Correction of Work                              2.3,2.4,4.2.1,9.8.2,9.9.1,
                                                      12.1.2,12.2,13.7.1.3
Cost, Definition of                                           7.3.6,14.3.5
Costs                    2.4,3.2.1,3.7.4,3.8.2,3.15.2,4.3.6,4.3.7,4.3.8.1,
               5.2.3,6.1.1,6.2.3,6.3,7.3.3.3,7.3.6,7.3.7,9.7,9.8.2,9.10.2,
                        11.3.1.2,11.3.1.3,11.3.4,11.3.9,12.1,12.2.1,12.2.4
                                                            12.2.5,13.5,14
CUTTING AND PATCHING                                            3.14,6.2.6
Damage to Construction of Owner or Separate Contractors            3.14.2,
                       6.2.4,9.5.1.5,10.2.1.2,10.2.5,10.3,11.1,11.3,12.2.5
DAMAGE TO THE WORK                  3.14.2,9.9.1,10.2.1.2,10.2.5,10.3,11.3
Damages, Claims for                                3.18,4.3.9,6.1.1,6.2.5,
                                                      8.3.2,9.5.1.2,10.1.4
Damages for Delay                                  6.1.1,8.3.3,9.5.1.6,9.7
Date of Commencement of the Work, Definition of                      8.1.2
Date of Substantial Completion, Definition of                        8.1.3
Day, Definition of                                                   8.1.4
Decisions of the Architect                              4.2.6,4.2.7,4.2.11
                            4.2.12,4.2.13,4.3.2,4.3.6,4.4.1,4.4.4,4.5,6.3,
                              7.3.6,7.3.8,8.1.3,8.3.1,9.2,9.4,9.5.1,9.8.2,
                                         9.9.1,10.1.2,13.5.2,14.2.2,14.2.4
DECISIONS TO WITHHOLD CERTIFICATION                       9.5,9.7,14.1.1.3
Defective or Nonconforming Work, Acceptance,
Rejection and Correction of                           2.3,2.4,3.5.1,4.2.1,
                          4.2.6,4.3.5,9.5.2,9.8.2,9.9.1,10.2.5,12,13.7.1.3
Defective Work, Definition of                                        3.5.1
Definitions                      1.1,2.1.1,3.1,3.5.1,3.12.1,3.12.2,3.12.3,
                     4.1.1,4.3.1,5.1,6.1.2,7.2.1,7.3.1,7.3.6,8.1,9.1,9.8.1
DELAYS AND EXTENSIONS OF TIME                       4.3.1,4.3.8.1,4.3.8.2,
                                6.1.1,6.2.3,7.2.1,7.3.1,7.3.4,7.3.5,7.3.8,
                                           7.3.9,8.1.1,8.3,10.3.1,14.1.1.4
Disputes                         4.1.4,4.3,4.4,4.5,6.2.5,6.3,7.3.8,9.3.1.2
Documents and Samples at the Site                                     3.11
Drawings, Definition of                                              1.1.5
Drawings and Specifications, Use and Ownership of               1.1.1,1.3,
                                                            2.2.5,3.11,5.3
Duty to Review Contract Documents and Field Conditions                 3.2
Effective date of Insurance                                   8.2.2,11.1.2
Emergencies                                                     4.3.7,10.3
Employees, Contractor's                      3.3.2,3.4.2,3.8.1,3.9,3.18.1,
                        3.18.2,4.2.3,4.2.6,8.1.2,10.2,10.3,11.1.1,14.2.1.1
Equipment, Labor, Materials and                      1.1.3,1.1.6,3.4,3.5.1
                             3.8.2,3.12.3,3.12.7,3.12.11.3.13,3.15.1,4.2.7
                                    6.2.1,7.3.6,9.3.2,9.3.3,11.3,12.2.4,14
Execution and Progress of the Work                  1.1.3,1.2.3,3.2,3.4.1,
                                3.5.1,4.2.2,4.2.3,4.3.4,4.3.8,6.2.2,7.1.3,
                                    7.3.9,8.2,8.3,9.5,9.9.1,10.2,14.2,14.3
EXECUTION, CORRELATION AND INTENT OF THE
  Contract Documents                                             1.2,3.7.1
Extensions of Time                          4.3.1,4.3.8,7.2.1.3,8.3,10.3.1
Failure of Payment by Contractor                          9.5.1.3,14.2.1.2
Failure of Payment by Owner                               4.3.7,9.7,14.1.3
Faulty Work (See Defective or Nonconforming Work)
FINAL COMPLETION AND FINAL PAYMENT                      4.2.1,4.2.9,4.3.2,
                               4.3.5,9.10,11.1.2,11.1.3,11.3.5,12.3.1,13.7
Financial Arrangements, Owner's                                      2.2.1
Fire and Extended Coverage Insurance                                  11.3
GENERAL PROVISIONS                                                       1
GOVERNING LAW                                                        1.3.1
Guarantees (See Warranty and Warranties)
Hazardous Materials                                            10.1,10.2.4
Identification of Contract Documents                                 1.2.1
Identification of Subcontractors and Suppliers                       5.2.1
Indemnification                    3.17,3.18,9.10.2,10.1.4,11.3.1.2,11.3.7
Information and Services Required of the Owner                   2.1.2,2.2
                    4.3.4,6.1.3,6.1.4,6.2.6,9.3.2,9.6.1,9.6.4,9.8.3,9.9.2,
                                     9.10.3,10.1.4,11.2,11.3,13.5.1,13.5.2
INJURY OR DAMAGE TO PERSON OR PROPERTY                               4.3.9
Inspections                                       3.3.3,3.3.4,3.7.1,4.2.2,

________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   User Document: 922.DOC -- 9/22/1997, AIA License Number 104983, which expires on 11/1/1997 -- Page #3

              4.2.6, 4.2.9, 4.3.6, 9.4.2, 9.8.2, 9.9.2, 9.10.1, 13.5
Instructions to Bidders                                        1.1.1
Instructions to the Contractor  3.8.1, 4.2.8, 5.2.1, 7, 12.1, 13.5.2
Insurance     4.3.9, 6.1.1, 7.3.6.4, 9.3.2, 9.8.2, 9.9.1, 9.10.2, 11
INSURANCE, BOILER AND MACHINERY                               11.3.2
INSURANCE, CONTRACTOR'S LIABILITY                               11.1
Insurance, Effective Date of                           8.2.2, 11.1.2
INSURANCE, LOSS OF USE                                        11.3.3
INSURANCE, OWNER'S LIABILITY                                    11.2
INSURANCE, PROPERTY                                     10.2.5, 11.3
Insurance, Stored Materials                          9.3.2, 11.3.1.4
INSURANCE AND BONDS                                               11
Insurance Companies, Consent to Partial Occupancy     9.9.1, 11.3.11
Insurance Companies, Settlement with                         11.3.10
Intent of the Contract Documents                      1.2.3, 3.12.4,
                                   4.2.6, 4.2.7, 4.2.12, 4.2.13, 7.4
INTEREST                                                        13.6
Interpretation      1.2.5, 1.4, 1.5, 4.1.1, 4.3.1, 5.1, 6.1.2. 8.1.4
Interpretations, Written                       4.2.11, 4.2.12, 4.3.7
Joinder and Consolidation of Claims Required                   4.5.6
JUDGEMENT ON FINAL AWARD                       4.5.1, 4.5.4.1, 4.5.7
LABOR AND MATERIALS, Equipment       1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2
                      3.12.2, 3.12.3, 3.12.7, 3.12.11, 3.13, 3.15.1,
                       4.2.7, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 12.2.4, 14
Labor Disputes                                                  8.31
Laws and Regulations               1.3, 3.6, 3.7, 3.13, 4.1.1, 4.5.5
  4.5.7, 9.9.1, 10.2.2, 11.1, 11.3, 13.1, 13.4, 13.5.1, 13.5.2, 13.6
Liens                    2.1.2, 4.3.2, 4.3.5.1, 8.2.2, 9.3.3, 9.10.2
LIMITATION ON CONSOLIDATION OR JOINDER                         4.5.5
Limitations, Statutes of                       4.5.4.2, 12.2.6, 13.7
Limitations of Authority                       3.3.1,  4.1.2, 4.2.1,
                    4.2.3, 4.2.7, 4.2.10, 5.2.2, 5.2.4, 7.4, 11.3.10
Limitations of Liability  2.3, 3.2.1, 3.5.1, 3.7.3, 3.12.8, 3.12.11,
      3.17, 3.18, 4.2.6, 4.2.7, 4.2.12, 6.2.2, 9.4.2, 9.6.4, 9.10.4,
              10.1.4, 10.2.5, 11.1.2, 11.2.1, 11.3.7, 13.4.2, 13.5.2
Limitations of Time, General             2.2.1, 2.2.4, 3.2.1, 3.7.3,
           3.8.2, 3.10, 3.12.5, 3.15.1, 4.2.1, 4.2.7, 4.2.11, 4.3.2,
4.3.3, 4.3.4, 4.3.6, 4.3.9, 4.5.4.2, 5.2.1, 5.2.3, 6.2.4, 7.3.4, 7.4
     8.2, 9.5,9.6.2, 9.8, 9.9, 9.10, 11.1.3, 11.3.1, 11.3.2, 11.3.5,
                                   11.3.6, 12.2.1, 12.2.2, 13.5, 3.7
Limitations of Time, Specific          2.1.2, 2.2.1, 2.4, 3.10, 3.11
        3.15.1, 4.2.1, 4.2.11, 4.3, 4.4, 4.5, 5.3, 5.4, 7.3.5, 7.3.9
    8.2, 9.2, 9.3.1, 9.3.3, 9.4.1, 9.6.1, 9.7, 9.8.2, 9.10.2, 11.1.3
           11.3.6, 11.3.10, 11.3.11, 12.2.2,12.2.4, 12.2.6, 13.7, 14
LOSS OF USE INSURANCE                                         11.3.3
Material Suppliers               1.3.1, 3.12.1, 4.2.4, 4.2.6, 5.2.1,
                         9.3.1, 9.3.1.2, 9.3.3, 9.4.2, 9.6.5, 9.10.4
Materials, Hazardous                                    10.1, 10.2.4
Materials, Labor, Equipment and     1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2,
        3.12.2, 3.12.3, 3.12.7, 3.12.11, 3.13, 3.15.1, 4.2.7, 6.2.1,
                                     7.3.6, 9.3.2, 9.3.3, 12.2.4, 14
Means, Methods, Techniques, Sequences and Procedures
     of Construction                      3.3.1, 4.2.3, 4.2.7, 9.4.2
MINOR CHANGES IN THE WORK              1.1.1, 4.2.8, 4.3.7, 7.1, 7.4
MISCELLANEOUS PROVISIONS                                          13
Modifications, Definition of                                   1.1.1
Modification to the Contract              1.1.1, 1.1.2, 3.7.3, 3.11,
                                         4.2.1, 5.2.3, 7, 8.3.1, 9.7
Mutual Responsibility                                            6.2
NONCONFORMING WORK, ACCEPTANCE OF                               12.3
NONCONFORMING WORK, REJECTION AND CORRECTION OF               2.3.1,
                                     4.3.5, 9.5.2, 9.8.2, 12, 13.7.3
Notice            2.3, 2.4, 3.2.1, 3.2.2, 3.7.3, 3.7.4, 3.9, 3.12.8,
   3.12.9, 3.17, 4.3, 4.4.4, 4.5, 5.2.1, 5.3, 5.4.1.1, 8.2.2, 9.4.1,
      9.5.1, 9.6.1, 9.7, 9.10, 10.1.2, 10.2.6, 11.1.3, 11.3, 12.2.2,
                                      12.2.4, 13.3, 13.5.1, 13.5.2,14,
NOTICE, WRITTEN                  2.3, 2,4, 3.9, 3.12.8, 3.12.9, 4.3,
    4.4.4, 4.5, 5.2.1, 5.3, 5.4.1.1, 8.2.2, 9,4.1, 9.5.1, 9.7, 9.10,
      10.1.2, 10.2.6, 11.1.3, 11.3, 12.2.2, 12.2.4, 13.3, 13.5.2, 14
Notice of Testing and Inspections                     13.5.1, 13.5.2
Notice to Proceed                                              8.2.2
NOTICES, PERMITS, FEES AND         2.2.3, 3.7, 3.13, 7.3.6.4, 10.2.2
Observations, Architect's On-Site                       4.2.2, 4.2.5,
                                   4.3.6, 9.4.2, 9.5.1, 9.10.1, 13.5
Observations, Contractors's                             1.2.2, 3.2.2
Occupancy                                 9.6.6, 9.8.1, 9.9, 11.3.11
On-Site Inspections by the Architect            4.2.2, 4.2.9, 4.3.6,
                                   9.4.2, 9.8.2, 9.9.2, 9.10.1, 13.5
Orders, Written               2.3, 3.9, 4.3.7, 7.8.2.2, 11.3.9, 12.1,
                                                12.2, 13.5.2, 14.3.1,
OWNER                                                              2
OWNER, DEFINITION OF                                             2.1
OWNER, INFORMATION AND SERVICES REQUIRED OF THE                2.1.2,
      2.2, 4.3.4, 6, 9, 10.1.4, 11.2, 11.3, 13.5.1, 14.1.1.5, 14.1.3
Owner's Authority           3.8.1, 4.1.3, 4.2.9, 5.2.1, 5.2.4, 5.4.1,
   7.3.1, 8.2.2, 9.3.1, 9.3.2, 11.4.1, 12.2.4, 13.5.2, 14.2., 14.3.1
Owner's Financial Capability                         2.2.1, 14.1.1.5
OWNER'S LIABILITY INSURANCE                                     11.2
Owner's Loss of Use Insurance                                 11.3.3
Owner's Relationship with Subcontractors  1.1.2, 5.2.1, 5.4.1, 9.6.4
Owner's Right to Carry Out the Work            2.4, 12.2.4, 14.2.2.2
OWNER'S RIGHT TO CLEAN UP                                        6.3
OWNER'S RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE
CONTRACTS                                                        6.1
OWNER'S RIGHT TO STOP THE WORK                            2.3, 4.3.7
Owner's Right to Suspend the Work                               14.3
Owner's Right to Terminate the Contract                         14.2
OWNERSHIP AND USE OF ARCHITECT'S DRAWINGS, SPECIFICATIONS AND
OTHER DOCUMENTS                               1.1.1, 1.3, 2.2.5, 5.3
PARTIAL OCCUPANCY OR USE                         9,6.6, 9.9, 11.3.11
PATCHING, CUTTING AND                                    3.14, 6.2.6
PATENTS, ROYALTIES AND                                          3.17
PAYMENT, APPLICATIONS FOR                      4.2.5, 9.2, 9.3, 9.4,
                        9.5.1, 9.8.3, 9.10.1, 9.10.3, 9.10.4, 14.2.4
PAYMENT, CERTIFICATES FOR             4.2.5, 4.2.9, 9.3.3, 9.4, 9.5,
  9.6.1, 9.6.6, 9.7.1, 9.8.3, 9.10.1, 9.10.3, 13.7, 14.1.1.3, 14.2.4
PAYMENT, FAILURE OR                             4.3.7, 9.5.1.3, 9.7,
                                          9.10.2, 14.1.1.3, 14.2.1.2
Payment, Final             14.2.1, 4.2.9, 4.3.2, 4.3.5, 9.10, 11.1.2
                                              11.1.3, 11.3.5, 12.3.1
PAYMENT BOND, PERFORMANCE BOND AND                  7.3.6.4, 9.10.3,
                                                        11.3.9, 11.4
Payments, Progress      4.3.4, 9.3, 9.6, 9.8.3, 9.10.3, 13.6, 14.2.3
PAYMENTS AND COMPLETION                                        9, 14
Payments to Subcontractors                           5.4.2, 9.5.1.3,
                               9.6.2, 9.6.3, 9.6.4, 11.3.8, 14.2.1.2
PCB                                                             10.1
--------------------------------------------------------------------------------
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292.. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   User Document: 922.DOC -- 9/23/1997. AIA License Number 104983, which expires on 11/1/1997 --Page #4

Performance Bond and Payment Bond                                 7.3.6.4
                                                     9.10.3, 11.3.9, 11.4
PERMITS, FEES AND NOTICES               2.2.3, 3.7, 3.13, 7.3.6.4, 10.2.2
PERSONS AND PROPERTY, PROTECTION OF                                    10
Polychlorinated Bipheny                                              10.1
Product Data, Definition of                                        3.12.2
Product Data and Samples, Shop Drawings                  .11, 3.12, 4.2.7
Progress and Completion                                 4.2.2, 4.3.4, 8.2
Progress Payments                                       4.3.4, 9.3,
Project, Definition of the
Project Manual, Definition of the                                   1.1.7
Project Manuals                                                     2.2.5
Project Representatives                                            4.2.10
PROPERTY INSURANCE                                           10.2.5, 11.3
PROTECTION OF PERSONS AND PROPERTY                                     10
Regulations and Laws                     1.3, 3.6, 3.7 3.13, 4.1.1, 4.5.5
         4.5.7, 10.2.2, 11.1, 11.3, 13.1, 13.4, 13.5.1., 13.5.2, 13.6, 14
Rejection of Work                                      3.5.1, 4.2.6, 12.2
Releases of Waivers and Liens
Representations
Representatives                               2.1.1, 3.1.1, 3.9, 4.1.1,
RESOLUTION OF CLAIMS AND DISPUTES                                4.4, 4.5
Responsibility for Those Performing the Work 3.3.2, 4.2.3, 6.1.3, 6.2, 10
Retainage                      9.3.1, 9.6.2, 9.8.3, 9.9.1, 9.10.2, 9.10.3
REVIEW OF CONTRACT DOCUMENTS AND FIELD
     CONDITIONS BY CONTRACTOR                   1.2.2, 3.2, 3.7.3, 3.12.7
Review of Contractor's Submittals by Owner and
Review of Shop Drawings, Product Data and Samples                  3.12.5
RIGHTS AND REMEDIES                        1.1.2, 2.3, 2.4, 3.5.1, 3.15.2,
       4.2.6, 4.3.6, 4.5, 5.3, 6.1, 6.3, 7.3.1, 8.3.1, 9.5.1, 9.7, 10.2.5
                                           10.3, 12.2.2, 12.2.4, 13.4, 14
ROYALTIES  AND PATENTS                                               3.17
RULES AND NOTICES FOR ARBITRATION                                   4.5.2
SAFETY OF PERSONS AND PROPERTY                                       10.2
SAFETY PRECAUTIONS AND PROGRAMS                        4.2.3, 4.2.7, 10.1
Samples, Definition of                                             3.12.3
SAMPLES, SHOP DRAWINGS, PRODUCT DATA AND                3.11, 3.12, 4.2.7
SAMPLES AT THE SITE, DOCUMENTS AND                                   3.11
SCHEDULE OF VALUES                                             9.2, 9.3.1
Schedules, Construction                                              3.10
Separate Contracts and Contractors         1.1.4, 3.14.2, 4.4.4, 4.5.5, 6,
                                                   11.3.7, 12.1.2, 12.2.5
Shop Drawings, Definitions of                                      3.12.1
SHOP DRAWINGS, PRODUCT DATA AND SAMPLES                 3.11, 3.12, 4.2.7
SITE, USE OF                                           3.13, 6.1.1, 6.2.1
Site Inspections                               1.2.2, 3.3.4, 4.2.2, 4.2.9,
                                               4.3.6, 9.8.2, 9.10.1, 13.5
Site Visits, Architect's                       4.2.2, 4.2.5, 4.2.9, 4.3.6,
                                 9.4.2, 9.5.1, 9.8.2, 9.9.2, 9.10.1, 13.5
Special Inspections and Testing                       4.2.6, 12.2.1, 13.5
SPECIFICATIONS, DEFINITION OF THE                                   1.1.6
SPECIFICATIONS, THE                 1.1.1, 1.1.6, 1.1.7, 1.2.4, 1.3, 3.11
Statute of Limitations                              4.5.4.2, 12.2.6, 13.7
Stopping the Work                     2.3, 4.3.7, 9.7, 10.1.2, 10.3, 14.1
Stored Materials                 6.2.1, 9.3.2, 10.2.1.2, 11.3.1.4, 12.2.4
Subcontractor, Definition of                                        5.1.1
SUBCONTRACTORS                                                          5
Subcontractors, Work by             1.2.4, 3.3.2, 3.12.1, 4.2.3, 5.3, 5.4
SUBCONTRACTUAL RELATIONS                         5.3, 5.4, 9.3.1.2, 9.6.2,
           9.6.3, 9.6.4, 10.2.1, 11.3.7, 11.3.8, 14.1.1, 14.2.1.2, 14.3.2
Submittals              1.3, 3.2.3, 3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3,
          7.3.6, 9.2, 9.3.1, 9.8.2, 9.9.1, 9.10.2, 9.10.3, 10.1.2, 11.1.3
SUBROGATION, WAIVERS OF                             6.1.1, 11.3.5, 11.3.7
SUBSTANTIAL COMPLETION                       4.2.9, 4.3.5.2, 8.1.1, 8.1.3,
                                  8.2.3, 9.8, 9.9.1, 12.2.1. 12.2.2, 13.7
Substantial Completion, Definition of                               9.8.1
Substitution of Subcontractors                               5.2.3, 5.2.4
Substitution of the Architect                                       4.1.3
Substitutions of Materials                                          3.5.1
Sub-subcontractor, Definition of                                    5.1.2
Subsurface Conditions                                               4.3.6
SUCCESSORS AND ASSIGNS                                               13.2
SUPERINTENDENT                                                3.9, 10.2.6
SUPERVISION AND CONSTRUCTION PROCEDURES                  1.2.4, 3.3, 3.4,
           2.3, 4.3.4, 6.1.3, 6.2.4, 7.1.3, 7.3.4, 8.2, 8.3.1, 10, 12, 14
Surety                      4.4.1, 4.4.4, 5.4.1.2, 9.10.2, 9.10.3, 14.2.2
Surety, Consent of                                  9.9.1, 9.10.2, 9.10.3
Surveys                                                     2.2.2, 3.18.3
SUSPENSION BY THE OWNER FOR CONVENIENCE                              14.3
Suspension of the Work                       4.3.7, 5.4.2, 14.1.1.4, 14.3
Suspension or Termination of the Contract              4.3.7, 5.4.1.1, 14
TAXES                                                        3.6, 7.3.6.4
TERMINATION BY THE CONTRACTOR                                        14.1
TERMINATION BY THE OWNER FOR CAUSE                          5.4.1.1, 14.2
Termination of the Architect                                        4.1.3
Termination of the Contractor                                      14.2.2
TERMINATION OR SUSPENSION OF THE CONTRACT                              14
TESTS AND INSPECTIONS            3.3.3, 4.2.6, 4.2.9, 9.4.2, 12.2.1, 13.5
TIME                                                                    8
TIME, DELAYS AND EXTENSIONS OF                          4.3.8, 7.2.1, 8.3
Time Limits, Specific               2.1.2, 2.2.1, 2.4, 3.10, 3.11, 3.15.1,
    4.2.1, 4.2.11, 4.3, 4.4, 4.5, 5.3, 5.4, 7.3.5, 7.3.9, 8.2, 9.2, 9.3.1,
         9.3.3, 9.4.1, 9.6.1, 9.7, 9.8.2, 9.10.2, 11.1.3, 11.3.6, 11.3.10,
                                11.3.11, 12.2.2, 12.2.4, 12.2.6, 13.7, 14
TIME LIMITS ON CLAIMS                4.3.2, 4.3.3, 4.3.6, 4.3.9, 4.4, 4.5
Title or Work                                                9.3.2, 9.3.3
UNCOVERING AND CORRECTION OF WORK                                      12
UNCOVERING OF WORK                                                   12.1
Unforeseen Conditions                                  4.3.6, 8.3.1, 10.1
Unit Prices                                                7.1.4, 7.3.3.2
Use of Documents                           1.1.1, 1.3, 2.2.5, 3.12.7, 5.3
USE OF SITE                                            3.13, 6.1.1, 6.2.1
VALUES, SCHEDULE OF                                            9.2, 9.3.1
WAIVER OF CLAIMS: FINAL PAYMENT                      4.3.5, 4.5.1, 9.10.3
Waiver of Claims by the Architect                                  13.4.2
Waiver of Claims by the Contractor                 9.10.4, 11.3.7, 13.4.2
Waiver of Claims by the Owner                         4.3.5, 4.5.1, 9.9.3,
                                   9.10.3, 11.3.3, 11.3.5, 11.3.7, 13.4.2
Waiver of Liens                                                    9.10.2
Waivers of Subrogation                              6.1.1, 11.3.5, 11.3.7
WARRANTY AND WARRANTIES                                        3.5, 4.2.9,
                           4.3.5.3, 9.3.3, 9.8.2, 9.9.1, 12.2.2, 13.7.1.3
Weather Delays                                                    4.3.8.2

______________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292.. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   User Document: 922.DOC - 9/22/1997. AIA License Number 104983, which expires on 11/11/1997 -- Page #5

WHEN ARBITRATION MAY BE DEMANDED                                   4.5.4
WORK, DEFINITION OF                                                1.1.3
WRITTEN CONSENT                      1.3.1, 3.12.8, 3.14.2, 4.1.2, 4.3.4,
              4.5.5, 9.3.2, 9.8.2, 9.9.1, 9.10.2, 9.10.3, 10.1.2, 10.1.3
                                 11.3.1, 11.3.1.4, 11.3.11, 13.2, 13.4.2
Written Interpretations                            4.2.11, 4.2.12, 4.3.7



WRITTEN NOTICE                 2.3, 2.4, 3.9, 3.12.8, 3.12.9, 4.3, 4.4.4,
         4.5, 5.2.1, 5.3, 4.5.1.1, 8.2.2, 9.4.1, 9.5.1, 9.7, 9.10, 10.12,
                      10.2.6, 11.1.3, 11.3, 12.2.2, 12.2.4, 13.3, 13.5.2,
WRITTEN ORDERS                                        14.2.3, 3.9, 4.3.7,
                              7,8.2.2, 11.3.9, 12.1, 12.2, 13.5.2, 14.3.1




________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292.. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
User Document: 922.DOC - 9/22/1997. AIA License Number 104983, which expires on
                                                             11/1/1997 - PAGE #6

              GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION


                                   ARTICLE 1
                              GENERAL PROVISIONS

1.1       BASIC DEFINITIONS

1.1.1     THE CONTRACT DOCUMENTS

The Contract Documents consist of the Agreement between Owner and Contractor (hereinafter the Agreement), Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, addenda issued prior to execution of the Contract, other documents listed in the Agreement and Modifications issued after execution of the Contract. A Modification is (1) a written amendment to the Contract signed by both parties, (2) a Change Order,
(3) a Construction Change Directive or (4) a written order for a minor change in the Work issued by the Architect. Unless specifically enumerated in the Agreement, the Contract Documents include other documents such as bidding requirements (advertisement or invitation to bid, Instructions to Bidders, sample forms, the Contractor's bid or portions of addenda relating to bidding requirements).

1.1.2     THE CONTRACT

The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (1) between the Architect and Contractor, (2) between the Owner and a Subcontractor or Sub-subcontractor or (3) between any persons or entities other than the Owner and Contractor. The Architect shall, however, be entitled to performance and enforcement of obligations under the Contract intended to facilitate performance of the Architect's duties.

1.1.3     THE WORK

The term "Work" means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Contractor to fulfill the Contractor's obligations. The Work may constitute the whole or a part of the Project.

1.1.4     THE PROJECT

The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by the Owner or by separate contractors. THE NAME OF THE PROJECT IS "BEAU
RIVAGE -BILOXI" AND THE OWNERS PROJECT NUMBER IS "ADF/BRC PROJECT #95073".

1.15      THE DRAWINGS

The Drawings are the graphic and pictorial portions of the Contract Documents, wherever located and whenever issued, showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams.

1.1.6     THE SPECIFICATIONS

The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, construction systems, standards and workmanship for the Work, and performance of related services.

1.1.7     THE PROJECT MANUAL

The Project Manual is the volume usually assembled for the Work which may include the bidding requirements, sample forms, Conditions of the Contract and Specifications.

1.2       EXECUTION, CORRELATION AND INTENT

1.2.1 The Contract Documents shall be signed by the Owner and Contractor as provided in the Agreement. If either the Owner or Contractor or both do not sign all the Contract Documents, the Architect shall identify such unsigned Documents upon request.

1.2.2 Execution of the Contract by the Contractor is a representation that the Contractor has visited the site, become familiar with local conditions under which the Work is to be performed and correlated personal observations with requirements of the Contract Documents.


1.2.3 The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Contractor. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Contractor shall be required only to the extent consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the intended results.

________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION-FOURTEENTH EDITION -AIA- COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   USER DOCUMENT: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #7

1.2.4 Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Contractor in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade.

1.2.5 Unless otherwise stated in the Contract Documents, words which have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.

          1.3          OWNERSHIP AND USE OF ARCHITECT'S DRAWINGS,
                       SPECIFICATIONS AND OTHER DOCUMENTS

1.3.1 The Drawings, Specifications and other documents prepared by the Architect are instruments of the Architect's service through which the Work to be executed by the Contractor is described. The Contractor may retain one contract record set. Neither the Contractor nor any Subcontractor, Sub-contractor or material or equipment supplier shall own or claim a copyright in the Drawings, Specifications and other documents prepared by the Architect, and unless otherwise indicated the Architect shall be deemed the author of them and will retain all common law, statutory and other reserved rights, in addition to the copyright. All copies of them, except the Contractor's record set, shall be returned or suitably accounted for to the Architect, on request, upon completion of the Work. The Drawings, Specifications and other documents prepared by the Architect, and copies thereof furnished to the Contractor, are for use solely with respect to this Project. They are not to be used by the Contractor or any Subcontractor, Sub-subcontractor or material or equipment supplier on other projects or for additions to this Project outside the scope of the Work without the specific written consent of the Owner. The Contractor, Subcontractors, Sub-contractors and material or equipment suppliers are granted a limited license to use and reproduce applicable portions of the Drawings, Specifications and other documents prepared by the Architect appropriate to and for use in the execution of their Work under the Contract Documents.

1.3.2 All Drawings, Specifications and copies thereof furnished by the Architect are and shall remain the property of the Owner. These documents are to be used by the Contractor only with respect to this Project and are not to be used by the Contractor on any other Project unless authorized by the Owner.

1.4       CAPITALIZATION

1.4.1     Terms capitalized in these General Conditions include those which are
(1) specifically defined,(2) the titles of numbered articles and identified references to Paragraphs, Subparagraphs and Clauses in the document or (3) the titles of other documents published by the American Institute of Architects.

1.5       INTERPRETATION

1.5.1 In the interest of brevity the Contract Documents frequently omit modifying words such as "all" and "any" and articles such as "the" and "an", but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.

                                   ARTICLE 2
                                     OWNER

2.1       DEFINITION

2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Owner" means the Owner or the Owner's authorized representative._ The Owner's authorized representative is designated as William R. Smith, Project Director. Owner reserves right to modify the Owner's authorized representative at any time.

2.1.2 The Owner upon reasonable written request shall furnish to the Contractor in writing information which is necessary and relevant for the Contractor to evaluate, give notice of or enforce mechanic's lien rights.

2.2       INFORMATION AND SERVICES REQUIRED OF THE OWNER

          The Owner and Contractor agree that the Owner represents to the Contractor that the Owner has made the financial arrangements necessary to fulfill the Owner's obligations under the Contract. At the request of the

________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   USER DOCUMENT: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #8

CONTRACTOR, THE OWNER SHALL PROVIDE A WRITTEN STATEMENT FROM GOLDEN NUGGET, INC., GUARANTEEING THE OWNER'S FINANCIAL OBLIGATIONS.

2.2.2 The Owner shall furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site.

2.2.3 Except for permits and fees which are the responsibility of the Contractor under the Contract Documents, the Owner shall secure and pay for necessary approvals, easements, assessments and charges required for construction, use or occupancy of permanent structures or for permanent changes in existing facilities.

2.2.4 Information or services under the Owner's control shall be furnished by the Owner with reasonable promptness to avoid delay in orderly progress of the Work.

2.2.5 Unless otherwise provided in the Contract Documents, the Contractor will be furnished, free of charge, such copies of Drawings and Project Manuals as are reasonably necessary for execution of the Work.

2.2.6 The foregoing are in addition to other duties and responsibilities of the Owner enumerated herein and especially those in respect to Article 6 (Construction by Owner or by Separate Contractors), Article 9 (Payment and Completion) and Article 11 (Insurance and Bonds).

2.3       OWNER'S RIGHT TO STOP THE WORK

2.3.1 If, AFTER THE OWNER HAS PROVIDED WRITTEN NOTICE, the Contractor fails to correct Work which is not in accordance with the requirements of the Contract Documents as required by Paragraph 12.2 or persistently fails to carry out Work in accordance with the Contract Documents, the Owner, by written order signed personally or by an agent specifically so empowered by the Owner in writing, may order the Contractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity, except to the extent required by Subparagraph 6.1.3.

2.4       OWNER'S RIGHT TO CARRY OUT THE WORK

2.4.1 If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within seven-days after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may after SEVEN (7) DAYS FOLLOWING RECEIPT BY THE CONTRACTOR OF AN ADDITIONAL WRITTEN NOTICE, AND WITHOUT PREJUDICE TO ANY OTHER REMEDY HE MAY HAVE, correct such deficiencies.
In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Contractor the cost of correcting such deficiencies, including compensation for the Architect's additional services and expenses made necessary by such default, neglect or failure. If payments then or thereafter due the Contractor are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner.


                                   ARTICLE 3
                                  CONTRACTOR

3.1       DEFINITION

3.1.1 The Contractor is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Contractor" means the Contractor or the Contractor's authorized representative.

3.2       REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONTRACTOR

3.2.1 The Contractor shall carefully study and compare the Contract Documents with each other and with information furnished by the Owner pursuant to Subparagraph 2.2.2 OF THE GENERAL CONDITIONS and shall at once report to the Architect AND OWNER errors, inconsistencies or omissions discovered. The Contractor shall not be liable to the Owner or Architect for damage resulting from errors, inconsistencies or omissions in the Contract Documents unless the Contractor recognized such error, inconsistency or omission and knowingly failed to report it to the Architect AND OWNER. If the Contractor performs any construction activity knowing it

________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #9
involves a recognized error, inconsistency or omission in the Contract Documents without such notice to the Architect AND OWNER, the Contractor shall assume appropriate responsibility for such performance and shall bear an appropriate amount of the attributable costs for correction.

3.2.2 The Contractor shall take field measurements and verify field conditions and shall carefully compare such field measurements and conditions and other information known to the Contractor with the Contract Documents before commencing activities. Errors, inconsistencies or omissions discovered shall be reported to the Architect AND OWNER at once.

3.2.3 The Contractor shall perform the Work in accordance with the Contract Documents and submittals approved pursuant to Paragraph 3.12.

3.3       SUPERVISION AND CONSTRUCTION PROCEDURES

3.3.1 The Contractor shall supervise and direct the Work, using the Contractor's best skill and attention. The Contractor shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Contract, unless Contract Documents give other specific instructions concerning these matters.

3.3.2 The Contractor shall be responsible to the Owner for acts and omissions of the Contractor's employees, Subcontractors and their agents and employees, and other persons performing portions of the Work under a contract with the Contractor WHEN SUCH ACTS OR OMISSIONS ARE RELATED TO THE WORK.

3.3.3 The Contractor shall not be relieved of obligations to performing the Work in accordance with the Contract Documents either by activities or duties of the Architect in the Architect's administration of the Contract, or by tests, inspections or approvals required or performed by persons other than the Contractor.

3.3.4 The Contractor shall be responsible for inspection of portions of Work already performed under this Contract to determine that such portions are in proper condition to receive subsequent Work.

3.4       LABOR AND MATERIALS

3.4.1 Unless otherwise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

3.4.2 The Contractor shall enforce strict discipline and good order among the Contractor's employees and other persons carrying out the WORK. The Contractor shall not permit employment of unfit persons or persons not skilled in tasks assigned to them. AFTER CONSULTING WITH THE CONTRACTOR, THE OWNER SHALL RESERVE THE RIGHT TO REMOVE ANY EMPLOYEE OF THE CONTRACTOR, HIS SUBCONTRACTORS, OR THEIR AGENTS FROM THE PROJECT IF THE OWNER, IN HIS REASONABLE DISCRETION, DETERMINES THAT THE PRESENCE OF SUCH PERSON OR PERSONS IS NOT IN THE BEST INTEREST OF THE PERFORMANCE OF THE WORK OR PROJECT.

3.4.3 AFTER THE AGREEMENT HAS BEEN EXECUTED, THE OWNER AND THE ARCHITECT WILL CONSIDER A FORMAL REQUEST FOR THE SUBSTITUTION OF PRODUCTS AS SET FORTH IN THE SPECIFICATIONS.

3.5       WARRANTY

3.5.1 The Contractor warrants to the Owner and Architect that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the Work will be free from defects not inherent in the quality required or permitted, and that the Work will conform with the requirements of the Contract Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. The Contractor's warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Contractor, HIS SUBCONTRACTORS, HIS MATERIALMEN AND SUPPLIERS, improper or insufficient maintenance, improper operation, or normal wear and tear under normal usage. If required BY THE OWNER OR THE Architect, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment.

3.6       TAXES

3.6.1 The Contractor shall pay sales, consumer, use and similar taxes for the Work or portions thereof provided by the Contractor which are legally enacted when bids are received or negotiations concluded, whether or not yet effective or merely scheduled to go into effect.

________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A201-1987
         User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #10

3.7       PERMITS, FEES AND NOTICES

3.7.1 Unless otherwise provided in the Contract Documents, the Contractor shall secure and pay for the building permit and other permits and governmental fees, licenses and inspections necessary for proper execution and completion of the Work which are customarily secured after execution of the Contract and which are legally required when bids are received or negotiations concluded.

3.7.2 The Contractor shall comply with and give notices required by laws, ordinances, rules, regulations and lawful orders of public authorities bearing on performance of the Work.

3.7.3 It is not the Contractor's responsibility to ascertain that the Con-tract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations. However, if the Contractor observes that portions of the Contract Documents are at variance therewith, the Con-tractor shall promptly notify the Architect and Owner in writing, and necessary changes shall be accomplished by appropriate Modification.

3.7.4 If the Contractor performs Work knowing it to be contrary to laws, statutes, ordinances, building codes and rules and regulations without such notice to the Architect and Owner, the Contractor shall assume full responsibility for such Work and shall bear the attributable costs.

3.8       ALLOWANCES

3.8.1

3.8.2

    1.

    2.

    3.

    4.

    5. Allowances shall include the cost of all work which will be increased or decreased based on actual cost. Cost for General Conditions and fee are included elsewhere in the Conceptual Budget.

3.9       SUPERINTENDENT

3.9.1 The Contractor shall employ a competent superintendent and necessary assistants who shall be in full time attendance at the Project site during performance of the Work. The Senior Project Manager shall represent the Contractor, and communications given to the Senior Project Manager shall be as binding as if given to the Contractor. Important communications shall be confirmed in writing. Other communications shall be similarly confirmed on written request in each case.

3.10      CONTRACTOR'S CONSTRUCTION
          SCHEDULES

3.10.1 The Contractor, promptly after being awarded the Contract, shall prepare and submit for the Owner's and Architect's information a detailed Contractor's construction schedule for the Work. The schedule shall not exceed time limits current under the Contract Documents, nor modify the date of Substantial Completion, and shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Contract Documents, and shall provide for expeditious and practicable execution of the Work.

3.10.2 The Contractor shall prepare and keep current, for the Architect's approval, a schedule of submittals which is coordinated with the Contractor's construction schedule and allows the Architect reasonable time to review submittals.

3.10.3    The Contractor shall conform to the most recent schedules.

3.10.4   The Contractor and his Subcontractors, suppliers and
manufacturers shall schedule materials, deliveries and installations to conform with the Contractor's Construction Schedule.
________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     ELECTRONIC FORMAT A201-1987
   USER DOCUMENT: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #11

3.11      DOCUMENTS AND SAMPLES AT THE SITE

3.11.1 The Contractor shall maintain at the site for the Owner one record copy of the Drawings, Specifications, addenda, Change Orders and other Modifications, in good order and marked currently to record changes and selections made during construction, and in addition approved Shop Drawings, Product Data, Samples and similar required submittals. These shall be available to the Architect and shall be delivered to the Architect for submittal to the Owner upon completion of the Work.

3.12      SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

3.12.1 Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Contractor or a Subcontractor, Sub-subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

3.12.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.

3.12.3 Samples are physical examples which illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

3.12.4 Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required the way the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents. Review by the Architect is subject to the limitations of Subparagraph 4.2.7. OF THE GENERAL CONDITIONS. THE CONTRACTOR SHALL SUBMIT SHOP DRAWINGS, PRODUCT DATA, SAMPLES AND SIMILAR SUBMITTALS OF SUFFICIENT QUANTITY AS THE ARCHITECT MAY SPECIFY OR DIRECT. IN THE EVENT ADDITIONAL QUANTITIES OR SUBMITTALS ARE REQUIRED FOR APPROPRIATE REVIEW AND APPROVAL BY THE ARCHITECT AND THE OWNER, THE CONTRACTOR SHALL COMPLY WITH ALL REASONABLE REQUESTS FOR SAME.

3.12.5 The Contractor shall review, approve and submit to the Architect Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner or of separate contractors. Submittals made by the Contractor which are not required by the Contract Documents may be returned without action.

3.12.6 The Contractor shall perform no portion of the Work requiring submittal and review of Shop Drawings, Product Data, Samples or similar submittals until the respective submittal has been approved by the Architect. Such Work shall be in accordance with approved submittals.

3.12.7 By approving and submitting Shop Drawings, Product Data, Samples and similar submittals, the Contractor represents that the Contractor has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

3.12.8 The Contractor shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Architect's approval of Shop Drawings, Product Data, Samples or similar submittals unless the Contractor has specifically informed the Architect in writing of such deviation at the time of submittal and the Architect has given written approval to the specific deviation. The ARCHITECT WILL NOT APPROVE DEVIATION FROM THE REQUIREMENTS OF THE CONTRACT DOCUMENTS UNTIL: (A) THE CONTRACTOR HAS PROVIDED COMPARATIVE INFORMATION INCLUDING PERFORMANCE DATA AND (B) THE CONTRACTOR HAS CONFIRMED EFFECTS TO COST AND SCHEDULE, IF ANY. IF COST OR SCHEDULE IS EFFECTED, THE ARCHITECT OR OWNER MAY DISAPPROVE SUCH DEVIATION. The Contractor shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples or similar submittals by the Architect's approval thereof.

3.12.9 The Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the Architect on previous submittals.

3.12.10 Informational submittals upon which the Architect is not expected to take responsive action may be so identified in the Contract Documents.

3.12.11 When professional certification of performance criteria of materials, systems or equipment is required by the Contract Documents, the Architect shall be entitled to rely upon the accuracy and completeness of such calculations and certifications.
3.12.12 SHOP DRAWINGS AND SAMPLES SHALL BE DATED AND MARKED WITH THE
NAME OF THE OWNER, THE PROJECT, THE ARCHITECT, THE CONTRACTOR, ORIGINATING SUBCONTRACTOR, MANUFACTURER OR SUPPLIER AND SEPARATE DETAILING SERVICE. SHOP DRAWINGS SHALL COMPLETELY IDENTIFY

________________________________________________________________________________
AIA DOCUMENT A201- GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION-FOURTEENTH EDITION - AIA - COPYRIGHT 1987- THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     ELECTRONIC FORMAT A201-1987
   User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997-- Page #12

MATERIAL AS TO ITEM, FINISH, AND/OR MATERIAL DESIGNATIONS AS SHOWN ON THE DRAWINGS OR IN THE SPECIFICATIONS AND THE SPECIFICATION SECTION AND LOCATIONS AT WHICH MATERIALS OR EQUIPMENT ARE TO BE INSTALLED. REPRODUCTIONS OF CONTRACT DOCUMENTS ARE ACCEPTABLE AS SHOP DRAWINGS ONLY WHEN SPECIFICALLY AUTHORIZED IN WRITING BY THE ARCHITECT.

3.12.13  SUBMISSION OF SHOP DRAWINGS AND SAMPLES SHALL BE ACCOMPANIED
BY A TRANSMITTAL LETTER CONTAINING THE PROJECT NAME, CONTRACTOR'S NAME, NUMBER OF DRAWINGS AND SAMPLES, TITLES AND OTHER PERTINENT DATA; AND A LETTER FROM THE MATERIAL MANUFACTURER AGREEING TO THE GUARANTEE CLAUSES OF THE SPECIFICATIONS.

3.12.14 SUBMIT ONE (1) REPRODUCIBLE TRANSPARENCY AND THREE (3) SETS OF PRINTS, UNLESS OTHERWISE SPECIFIED BY THE ARCHITECT, OF EACH SHOP DRAWING INCLUDING FABRICATION, ERECTION, LAY-OUT AND SETTING DRAWINGS AND SUCH OTHER DRAWINGS AS REQUIRED UNDER THE VARIOUS SECTIONS OF THE SPECIFICATIONS UNTIL A FINAL REVIEW IS OBTAINED. SUBMIT EIGHT (8) COPIES OF THE MANUFACTURER'S DESCRIPTIVE DATA, INCLUDING CATALOG SHEETS FOR MATERIALS, EQUIPMENT AND FIXTURES, SHOWING DIMENSIONS, PERFORMANCE CHARACTERISTICS AND CAPACITIES, WIRING DIAGRAMS AND CONTROLS, SCHEDULES AND OTHER PERTINENT INFORMATION. WHERE PRINTED MATERIALS DESCRIBE MORE THAN ONE PRODUCT OR MODEL, CLEARLY IDENTIFY WHICH IS TO BE FURNISHED.

3.12.15  THE CONTRACTOR IS RESPONSIBLE FOR OBTAINING AND DISTRIBUTING
PRINTS OF SHOP DRAWINGS TO HIS SUBCONTRACTORS AND MATERIAL SUPPLIERS. PRINTS OF REVIEWED SHOP DRAWINGS SHALL BE MADE FROM TRANSPARENCIES RETURNED BY THE ARCHITECT. ONE SET OF APPROVED SHOP DRAWINGS MUST BE KEPT AT THE JOB SITE FIELD OFFICE AT ALL TIMES BY THE CONTRACTOR.

3.13    USE OF SITE

3.13.1 The Contractor shall confine operations at the site to areas permitted by law, ordinances, permits and the Contract Documents and shall not unreasonably encumber the site with materials or equipment. THE CONTRACTOR SHALL COORDINATE THE USE OF THE SITE WITH THAT OF THE OWNER AND OTHER CONTRACTORS, AND SHALL NOT UNREASONABLY ENCUMBER OR RESTRICT THE SITE FROM USE BY OTHER CONTRACTORS.

3.14    CUTTING AND PATCHING

3.14.1 The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly.

3.14.2 The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner or separate contractors by cutting, patching or otherwise altering such construction, or by excavation. The Contractor shall not cut or otherwise alter such construction by the Owner or a separate contractor except with written consent of the Owner. Such consent shall not be unreasonably withheld. The Contractor shall not unreasonably withhold from the Owner or a separate contractor the Contractor's consent to cutting or otherwise altering the Work.

3.15    CLEANING UP

3.15.1 The Contractor shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work the Contractor shall remove from and about the Project waste materials, rubbish, the Contractor's tools, construction equipment, machinery and surplus materials IN ACCORDANCE WITH, BUT NOT LIMITED TO THE FOLLOWING:

3.15.1.1 WASTE AND RUBBISH SHALL BE ACCUMULATED IN TRASH BINS AND SHALL BE REMOVED FROM THE SITE AS THE BINS ARE FILLED AND AS REQUIRED BY THE OWNER:

3.15.1.2 TOOLS, EQUIPMENT AND SURPLUS MATERIALS SHALL BE REMOVED FROM THE SITE AT THE COMPLETION OF EACH PORTION OF THE WORK; AND

3.15.1.3 ALL WASTE, RUBBISH, TOOLS, EQUIPMENT AND SURPLUS MATERIALS SHALL BE REMOVED FROM THE SITE AT COMPLETION OF THE PROJECT.

3.15.2 AFTER FIVE(5) DAYS' PRIOR WRITTEN NOTICE BY THE OWNER, IF the Contractor fails to clean up as provided in the Contract Documents, OR IF THE CONTRACTOR FAILS TO ADEQUATELY RESPOND TO SUCH WRITTEN NOTICE, the Owner may do so and the cost thereof shall be charged to the Contractor.

3.16    ACCESS TO WORK

3.16.1 The Contractor shall provide the Owner and Architect access to the Work in preparation and progress wherever located.

3.17    ROYALTIES AND PATENTS

3.17.1 The Contractor shall pay all royalties and license fees. The Contractor shall defend suits or claims for infringement of patent rights and shall hold the Owner and Architect harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or
________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING:
Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be repoduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 - Page #13
manufacturers is required by the Contract Documents. However, if the Contractor has reason to believe that the required design, process or product is an infringement of a patent, the Contractor shall be responsible for such loss unless such information is promptly furnished to the Architect.

3.18    INDEMNIFICATION

3.18.1 To the fullest extent permitted by law, the Contractor shall indemnify and hold harmless the Owner, BEAU RIVAGE CONSTRUCTION, A DIVISION OF BEAU RIVAGE RESORTS, INC.; MIRAGE RESORTS, INCORPORATED; GNLV CORP.; GOLDEN NUGGET BILOXI, INC.; BUNGALOW, INC.; BEAU RIVAGE RESORTS, INC.; ATLANDIA DESIGN AND FURNISHINGS, INC., and ALL OF THEIR agents and employees (HEREINAFTER COLLECTIVELY "INDEMNITEES") from and against claims, damages, losses and expenses, including but not limited to attorneys' fees AND COURT COSTS, arising out of or resulting from performance of the Work, provided that such claim, damage, loss or expense (1) is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) including loss of use resulting therefrom, AND (2) IS CAUSED BY ANY negligent acts or omissions of the Contractor, its Subcontractors, anyone directly or indirectly employed by them, or anyone for whose acts THE CONTRACTOR MAY OTHERWISE BE LEGALLY LIABLE. THIS AGREEMENT TO INDEMNIFY AND HOLD THE INDEMNITEES HARMLESS SHALL APPLY EXCEPT TO THE EXTENT THAT SUCH CLAIM, DAMAGE, LOSS OR EXPENSE IS ATTRIBUTABLE TO THE NEGLIGENT OR WILLFUL ACT OR OMISSION OF ANY OF THE INDEMNITEES OR ANYONE DIRECTLY OR INDIRECTLY EMPLOYED BY ANY OF THEM OR ANYONE FOR WHOSE ACTS ANY OF THE INDEMNITEES MAY BE LEGALLY LIABLE. EXCEPT AS PROVIDED HEREIN, SUCH obligation shall not be construed to negate, abridge, or OTHERWISE reduce ANY other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Paragraph 3.18. THIS INDEMNIFICATION SHALL SURVIVE THE TERMINATION OR EXPIRATION OF THE AGREEMENT.

3.18.2 TO THE FULLEST EXTENT PERMITTED BY LAW, THE OWNER, BEAU RIVAGE CONSTRUCTION, A DIVISION OF BEAU RIVAGE RESORTS, INC.; MIRAGE RESORTS, INCORPORATED; GNLV CORP.; GOLDEN NUGGET BILOXI, INC; BUNGALOW, INC.; BEAU RIVAGE RESORTS, INC.; ATLANDIA DESIGN AND FURNISHINGS, INC., SHALL INDEMNIFY AND HOLD HARMLESS THE CONTRACTOR, ITS SUBCONTRACTORS AND ALL OF THEIR AGENTS AND EMPLOYEES (HEREINAFTER COLLECTIVELY "INDEMNITEES") FROM AND AGAINST ALL CLAIMS, DAMAGES, LOSSES AND EXPENSES, INCLUDING, BUT NOT LIMITED TO, ATTORNEYS' FEES AND COURT COSTS, WHICH ARISE OUT OF OR RESULT FROM, THE PERFORMANCE OF THE WORK OR WHICH ARE ALLEGED TO HAVE OCCURRED DURING THE OWNER'S OCCUPATION OR USE OF THE COMPLETED PROJECT, PROVIDED THAT ANY SUCH CLAIM, DAMAGE, LOSS OR EXPENSE (1) IS ATTRIBUTABLE TO BODILY INJURY, SICKNESS, DISEASE, OR DEATH, OR TO INJURY TO OR DESTRUCTION OF TANGIBLE PROPERTY (OTHER THAN THE WORK ITSELF) INCLUDING LOSS OF USE RESULTING THEREFROM; AND (2) IS CAUSED BY ANY NEGLIGENT ACT OR OMISSION OF THE OWNER, BEAU RIVAGE CONSTRUCTION, A DIVISION OF BEAU RIVAGE RESORTS, INC.; MIRAGE RESORTS, INCORPORATED; GNLV CORP.; GOLDEN NUGGET BILOXI, INC.; BUNGALOW INC.; BEAU RIVAGE RESORTS, INC.; ATLANDIA DESIGN & FURNISHINGS, INC., OR ANYONE DIRECTLY OR INDIRECTLY EMPLOYED BY ANY OF THEM OR ANYONE FOR WHOSE ACTS THE OWNER, BEAU RIVAGE CONSTRUCTION, A DIVISION OF BEAU RIVAGE RESORTS, INC;
MIRAGE RESORTS, INCORPORATED; GNLV CORP.; GOLDEN NUGGET BILOXI, INC.; BUNGALOW, INC.; BEAU RIVAGE RESORTS, INC.; ATLANDIA DESIGN AND FURNISHINGS, INC., MAY OTHERWISE BE LEGALLY LIABLE. THIS AGREEMENT TO INDEMNIFY AND HOLD THE INDEMNITEES HARMLESS SHALL APPLY EXCEPT TO THE EXTENT THAT SUCH CLAIM, DAMAGE, LOSS OR EXPENSE IS ATTRIBUTABLE TO THE NEGLIGENT OR WILLFUL ACT OR OMISSION OF ANY OF INDEMNITEES OR ANYONE DIRECTLY OR INDIRECTLY EMPLOYED BY ANY OF THEM OR ANYONE FOR WHOSE ACTS ANY OF THE INDEMNITEES MAY BE LEGALLY LIABLE. EXCEPT AS PROVIDED HEREIN, SUCH OBLIGATION SHALL NOT BE CONSTRUED TO NEGATE, ABRIDGE OR OTHERWISE REDUCE ANY OTHER RIGHT OR OBLIGATION OF INDEMNITY WHICH WOULD OTHERWISE EXIST AS TO ANY PARTY OR PERSON DESCRIBED IN THIS PARAGRAPH 3.18. THIS INDEMNIFICATION SHALL SURVIVE THE TERMINATION OR EXPIRATION OF THE AGREEMENT.

3.18.3 The obligations of the Contractor under this Paragraph 3.18 shall not extend to the liability of the Architect, the Architect's consultants, and agents and employees of any of them arising out of (1) the preparation or approval of maps, drawings, opinions, reports, surveys, Change Orders, designs or specifications, or (2) the giving of or the failure to give directions or instructions by the Architect, the Architect's consultants, and agents and-employees of any of them provided such giving or failure to give is the primary cause of the injury or damage.
________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292.. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below
                                                     Electronic Format A201-1987
   User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #14

                                   ARTICLE 4
                        ADMINISTRATION OF THE CONTRACT

4.1    ARCHITECT

4.1.1 The Architect is the person lawfully licensed to practice architecture or an entity lawfully practicing architecture identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Architect" means the Architect or the Architect's authorized representative. THE TERM "ARCHITECT" MAY ALSO MEAN THE OWNER'S OTHER CONSULTANTS SUCH AS THE INTERIOR DESIGNER, LIGHTING DESIGNER, LANDSCAPE ARCHITECT AND OTHERS.

4.1.2 Duties, responsibilities and limitations of authority of the Architect as set forth in the Contract Documents shall not be restricted, modified or extended without written consent of the Owner, AND Contractor. Consent shall not be unreasonably withheld.

4.1.3 In case of termination of employment of the Architect, the Owner AFTER CONSULTATION WITH THE CONTRACTOR, shall appoint an architect against whom the Contractor makes no reasonable objection and whose status under the Contract Documents shall be that of the former architect.

4.1.4 Disputes arising under Subparagraphs 4.1.2 and 4.1.3 ABOVE SHALL BE DECIDED BY ANY REMEDIES AVAILABLE TO EITHER PARTY AT LAW OR EQUITY.

4.2    ARCHITECT'S ADMINISTRATION OF THE CONTRACT

4.2.1  The Architect MAY BE AN OWNER'S REPRESENTATIVE (1) DURING CONSTRUCTION,
(2) UNTIL FINAL PAYMENT IS DUE AND (3) WITH THE OWNER'S CONCURRENCE, FROM TIME TO TIME DURING THE CORRECTION PERIOD DESCRIBED IN PARAGRAPH 12.2. The Architect will have authority to act on behalf of the Owner only to the extent provided in the Contract Documents, unless otherwise modified by written instrument in accordance with other provisions of the Contract.

4.2.2 The Architect will visit THIS site at intervals appropriate to the stage of construction to become generally familiar with the progress and quality of the completed PORTIONS OF THE Work and to determine in general if the Work is being performed in a manner indicating that the Work, when completed, will be in accordance with the Contract Documents. However, the Architect will not be required to make exhaustive or continuous on-site inspections to check quality or quantity of the Work. ARCHITECT SHALL PROVIDE FULL TIME ON-SITE REPRESENTATION. On the basis of on-site observations as an architect, the Architect will keep the Owner informed of progress of the Work, and will endeavor to guard the Owner against defects and deficiencies in the Work OF THE CONTRACTOR.

4.2.3 The Architect will not have control over or charge of and will not be responsible for construction means, methods, techniques, sequences or procedures, or for safety precautions and programs in connection with the Work, since these are solely the Contractor's responsibility as provided in Paragraph
3.3. The Architect will not be responsible for the Contractor's failure to carry out the Work in accordance with the Contract Documents. The Architect will not have control over or charge of and will not be responsible for acts or omissions of the Contractor, Subcontractors, or their agents or employees, or of any other persons performing portions of the Work.

4.2.4 COMMUNICATIONS FACILITATING CONTRACT ADMINISTRATION. Except as otherwise provided in the Contract Documents or when direct communications have been specially authorized, the Owner and Contractor shall endeavor to communicate through the Architect. Communications by and with the Architect's consultants shall be through the Architect. Communications by and with Subcontractors and material suppliers shall be through the Contractor. Communications by and with separate contractors shall be through the Owner. THIS PARAGRAPH SHALL NOT DELETE OR ABRIDGE THE OWNER'S RIGHT TO COMMUNICATE DIRECTLY WITH THE CONTRACTOR, HIS SUBCONTRACTORS AND THE ARCHITECT'S CONSULTANTS WHEN THE OWNER DEEMS IT APPROPRIATE, NOR SHALL THIS PARAGRAPH DELETE OR ABRIDGE THE CONTRACTOR'S RIGHT TO COMMUNICATE DIRECTLY WITH THE OWNER, THE OWNER'S SEPARATE CONTRACTORS AND THE ARCHITECT.

4.2.5 Based on the Architect's observations and evaluations of the Contractor's Applications for Payment, the Architect will review and certify the amounts due the Contractor and will issue Certificates for Payment in such amounts FOR APPROVAL BY THE OWNER.

4.2.6 The Architect will have authority to reject Work which does not conform to the Contract Documents. Whenever the Architect considers it necessary or advisable
________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292., WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   User Document: 922.Doc -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #15
for implementation of the intent of the Contract Documents, the Architect will have authority to require additional inspection or testing of the Work in accordance with Subparagraphs 13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed. However, neither this authority of the Architect nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Architect to the Contractor, Subcontractors, material and equipment suppliers, their agents or employees, or other persons performing portions of the Work.

4.2.7 The Architect will review and approve or take other appropriate action upon the Contractor's submittals such as Shop Drawings, Product Data and Samples, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Architect's action will be taken with such reasonable promptness as to cause no delay in the Work or in the activities of the Owner, Contractor or separate contractors, while allowing sufficient time in the Architect's professional judgment to permit adequate review. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Contractor as required by the Contract Documents. The Architect's review of the Contractor's submittals shall not relieve the Contractor of the obligations under Paragraphs 3.3, 3.5 and 3.12. The Architect's review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Architect, of any construction means, methods, techniques, sequences or procedures. The Architect's approval of a specific item shall not indicate approval of an assembly of which the item is a component.

4.2.8 The Architect or the Owner will prepare Change Orders and Construction Change Directives, and may authorize minor changes in the Work as provided in Paragraph 7.4.

4.2.9 The Architect will conduct inspections to determine the date or dates of Substantial Completion and the date of final completion, will receive and forward to the Owner for the Owner's review and records written warranties and related documents required by the Contract and assembled by the Contractor, and will issue a final Certificate for Payment subject to the Owner's approval, upon compliance with the requirements of the Contract Documents.

4.2.10 If the Owner and Architect agree, the Architect will provide one or more project representatives to assist in carrying out the Architect's responsibilities at the site.

4.2.11 The Architect will interpret and render opinions concerning performance under and requirements of the Contract Documents on written request of either the Owner or Contractor. The Architect's response to such requests will be made with reasonable promptness and within any time limits agreed upon. If no agreement is made concerning the time within which interpretations required of the Architect shall be furnished in compliance with this Paragraph 4.2, then delay shall not be recognized on account of failure by the Architect to furnish such interpretations until ten (10) working days after written request is made for them.

4.2.12 Interpretations and opinions of the Architect will be consistent with the intent of and reasonably inferable from the Contract Documents and will be in writing or in the form of drawings. When making such interpretations and decisions, the Architect will endeavor to secure faithful performance by both Owner and Contractor, will not show partiality to either.

4.2.13 The Architect's decisions on matters relating to aesthetic effect will be final if consistent with the intent expressed in the Contract Documents and consistent with the Owner's directives.

4.3       CLAIMS AND DISPUTES

4.3.1 DEFINITION. A Claim is a demand or assertion by one of the parties seeking, as a matter of right, adjustment or interpretation of Contract terms, payment of money, extension of time or other relief with respect to the terms of the Contract. The term "Claim" also includes other disputes and matters in question between the Owner and Contractor arising out of or relating to the Contract. Claims must be made by written notice. The responsibility to substantiate Claims shall rest with the party making the Claim.

4.3.2     DECISION OF ARCHITECT.   Claims, including those alleging an error or
omission by the Architect, shall be referred initially to the Owner and the Architect for action as provided in Paragraph 4.4.

--------------------------------------------------------------------------------

AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292.. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
          User Document: 922.DOC--9/22/1997. AIA Number 104983, which expires on
                                                           11/1/1997 -- Page #16

4.3.3 TIME LIMITS ON CLAIMS. Claims by either party must be made within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later. Claims must be made by written notice. An additional Claim made after the initial Claim has been implemented by Change Order will not be considered unless submitted in a timely manner.

4.3.4 CONTINUING CONTRACT PERFORMANCE. Pending final resolution of a Claim, unless otherwise agreed in writing the Contractor shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Contract Documents.

4.3.5 WAIVER OF CLAIMS: FINAL PAYMENT. The making of final payment shall constitute a waiver of Claims by the Owner except those arising from:

   .1 liens, Claims, security interests or encumbrances arising out of the Contract and unsettled;

   .2 failure of the Work to comply with the requirements of the Contract Documents; or

   .3   terms of special warranties required by the Contract Documents.

4.3.6 CLAIMS FOR CONCEALED OR UNKNOWN CONDITIONS. If conditions are encountered at the site which are (1) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature, which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, then notice by the observing party shall be given to the other party promptly before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Architect will promptly investigate such conditions and, if they differ materially and cause an increase or decrease in the Contractor's cost of, or time required for, performance of any part of the Work, will recommend an equitable adjustment in the Contract Sum or Contract Time, or both. If the Architect determines that the conditions at the site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Architect shall so notify the Owner and Contractor in writing, stating the reasons. Claims by either party in opposition to such determination must be made within 21 days after the Architect has given notice of the decision. If the Owner and Contractor cannot agree on an adjustment in the Contract Sum or Contract Time, the adjustment shall be referred to the Architect and the Owner for initial determination, subject to further proceedings pursuant to Paragraph 4.4.

4.3.7 CLAIMS FOR ADDITIONAL COST. If the Contractor wishes to make Claim for an increase in the Contract Sum, the Contractor shall give the Owner and the Architect written notice thereof within 21 working days after knowledge of the event giving rise to such claim. This notice shall be given by the Contractor before proceeding to execute the Work, except in an emergency endangering life or property in which case the Contractor shall proceed in accordance with Paragraph 10.3. If the Owner and the Contractor cannot agree on the amount of the adjustment in the Contract Sum, it shall be determined as herein specified. Any change in the Contract Sum resulting from such claim shall be authorized by Change Order.

4.3.8   CLAIMS FOR ADDITIONAL TIME

4.3.8.1 If the Contractor wishes to make Claim for all increase in the Contract Time, written notice as provided herein shall be given. The Contractor's Claim shall include a detailed estimate of cost to the extent available and of probable effect of delay on progress of the Work. In the case of a continuing delay only one Claim is necessary.

4.3.8.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by
________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292.. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #17
data substantiating that weather conditions were abnormal for the period of time and could not have been reasonably anticipated, and that weather conditions had an adverse effect on the scheduled construction.

4.3.9 INJURY OR DAMAGE TO PERSON OR PROPERTY. If either party to the Contract suffers injury or damage to person or property because of an act or omission of the other party, of any of the other party's employees or agents, or of others for whose acts such party is legally liable, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after first observance. The notice shall provide sufficient detail to enable the other party to investigate the matter. If a Claim for additional cost or time related to this Claim is to be asserted, it shall be filed as provided in Subparagraphs 4.3.7 or 4.3.8.

4.4     RESOLUTION OF CLAIMS AND DISPUTES

4.4.1 The Architect and/or the Owner will review Claims and take one or more of the following preliminary actions within ten days of receipt of a Claim: (1) request additional supporting data from the claimant, (2) submit a schedule to the parties indicating when the Architect and/or the Owner expects to take action, (3) reject the Claim in whole or in part, stating reasons for rejection,
(4) recommend approval of the Claim by the other party or (5) suggest a compromise. The Architect and/or the Owner may also, but is not obligated to, notify the surety, if any, of the nature and amount of the Claim.

4.4.2 If a Claim has been resolved, the Architect and/or the Owner will prepare or obtain appropriate documentation.

4.4.3 If a Claim has not been resolved, the party making the Claim shall, within ten days after the Architect's and/or the Owner's response, take one or more of the following actions: (1) submit additional supporting data requested by the Architect and/or the Owner, (2) modify the initial Claim or (3) notify the Architect and/or the Owner that the initial Claim stands.

4.4.4 If a Claim has not been resolved after consideration of the foregoing and of further evidence presented by the parties or requested by the Architect and/or the Owner, the Architect and/or the Owner will notify the parties in writing that the Architect's and/or the Owner's decision will be made within seven days. Upon expiration of such time period, the Architect and/or the Owner will render to the parties the Architect's and/or the Owner's written decision relative to the Claim, including any change in the Contract Sum or Contract Time or both. If there is a surety and there appears to be a possibility of a Contractor's default, the Architect and/or the Owner may, but is not obligated to, notify the surety and request the surety's assistance in resolving the controversy.

4.5     ARBITRATION

4.5.1 CONTROVERSIES AND CLAIMS SUBJECT TO ARBITRATION. All claims, disputes and other matters in question between the Contractor and the Owner arising out of, or relating to, the Contract Documents or the breach thereof except controversies or Claims relating to aesthetic effect and except those waived as provided for in Subparagraph 4.3.5. shall be decided by any remedies available to either party at law or equity. The prevailing party in any such action shall be entitled to full reimbursement of its attorneys' fees and costs.

4.5.2   RULES AND NOTICES FOR ARBITRATION.

4.5.3   CONTACT PERFORMANCE DURING ARBITRATION.

4.5.4   WHEN ARBITRATION MAY BE DEMANDED.
________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292.. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #18

4.5.4.1

4.5.4.2

4.5.5     LIMITATION ON CONSOLIDATION OR JOINDER.

4.5.6     CLAIMS AND TIMELY ASSERTION OF CLAIMS.

4.57      JUDGEMENT ON FINAL AWARD.

                                   ARTICLE 5
                                SUBCONTRACTORS

5.1       DEFINITIONS

5.1.1 A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the Work at the site. The term "Sub-contractor" is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term "Subcontractor" does not include a separate contractor or subcontractors of a separate contractor.

5.1.2 A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site. The term "Sub-subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.

5.1.3 Any subdivision or affiliate of the Contractor may bid as a subcontractor, with the Owner's approval. The Contractor shall fully disclose to the Owner such subdivision or affiliate prior to bid.

5.2       AWARD OF SUBCONTRACTS AND OTHER CONTRACTS FOR PORTIONS OF THE WORK

5.2.1 Unless otherwise required by the Contract Documents or the bidding documents, the Contractor, as soon as practicable after award of the Contract, shall furnish in writing to the Owner and the Architect the names of persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work. Upon receipt, the Owner or the Architect shall advise the Contractor of any reasonable objection to any such proposed persons or entities performing work on the Project.

________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION-FOURTEENTH EDITION - AIA COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292.. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #19

5.2.1.1 THE CONTRACTOR SHALL OBTAIN, AS PART OF THE BIDDING DOCUMENTS AND REQUIREMENTS TO SUBCONTRACTORS, THE SUBCONTRACTOR'S ALLOWANCES FOR OVERHEAD
AND PROFIT CAUSED BY ADDED, DELETED OR MODIFIED WORK. THE ALLOWANCES SHALL BE NO GREATER THAN THOSE STIPULATED IN PARAGRAPH 7.2.1. OF THESE GENERAL CONDITIONS, UNLESS APPROVED BY THE OWNER.

5.2.2 The Contractor shall not contract with a proposed person or entity to whom the Owner or Architect has made reasonable and timely objection. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection.

5.2.3 If the Owner or Architect has reasonable objection to a person or entity proposed by the Contractor, the Contractor shall propose another to whom the Owner or Architect has no reasonable objection. The Contract Sum shall be increased or decreased by the difference in cost occasioned by such change and an appropriate Change Order shall be issued. However, no increase in the Contract Sum shall be allowed for such change unless the Contractor has acted promptly and responsively in submitting names as required.

5.2.4 The Contractor shall not be change a Subcontractor, person or entity previously selected if the Owner or Architect makes reasonable objection to such change.

5.3       SUBCONTRACTUAL RELATIONS

5.3.1 By appropriate agreement, written where legally required for validity, the Contractor shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Contractor by terms of the Contract Documents, and to assume toward the Contractor all the obligations and responsibilities which the Contractor, by these Documents, assumes toward the Owner and Architect. Each subcontract agreement shall preserve and protect the rights of the Owner and Architect under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights. Where appropriate, the Contractor shall require each Subcontractor to enter into similar agreements with Sub-subcontractors. The Contractor shall make available to each proposed Subcontractor, prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound. Subcontractors shall similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors.

5.4       CONTINGENT ASSIGNMENT OF SUBCONTRACTS

5.4.1 Each subcontract agreement for a portion of the Work is assigned by the Contractor to the Owner provided that:

     .1 assignment is effective only after termination of the Contract by the Owner for cause pursuant to Paragraph 14.2 and only for those subcontract agreements which the Owner accepts by notifying the Subcontractor in writing; and

     .2 assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

5.4.2 If the Work has been suspended for more than 30 days, the Subcontractor's compensation shall be equitably adjusted.

                                   ARTICLE 6
               CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

6.1       OWNERS RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE CONTRACTS

6.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner's own forces, and to award separate contracts in connection with other portions of the Project or other construction or operations on the site under Conditions of the Contract identical or substantially similar to these including those portions related to insurance and waiver of subrogation.

   If the Contractor claims that delay or additional cost is involved because of such action by the Owner, the Contractor shall make such Claim as provided elsewhere in the Contract Documents.

6.1.2 When separate contracts are awarded for different portions of the Project or other construction or operations on

________________________________________________________________________________
AIA DOCUMENT A201- GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292., WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
  User Document: 922.DOC -- 9/22/1997. AIA Licensed Number 104983, which expires on 11/1/1997 -- Page #20
the site, the term "Contractor" in the Contract Documents in each case shall mean the Contractor who executes each separate Owner-Contractor Agreement.


6.1.3 The CONTRACTOR shall provide for coordination of the activities of the Owner's SEPARATE CONTRACTORS AS IT PERTAINS TO THE CONTRACTOR'S PORTION OF THE WORK AND THE INTEGRATION OF THE CONTRACTOR'S WORK WITH OTHERS. The Contractor shall participate with THE OWNER AND other separate contractors in reviewing THE construction schedules. The Contractor AND THE OWNER shall make any revisions to the construction schedule deemed necessary after a joint review and mutual agreement. The construction schedules shall then constitute the schedules to be used by the Contractor, separate contractors and the Owner until subsequently revised.

6.1.4 Unless otherwise provided in the Contract Documents, when the Owner performs construction or operations related to the Project with the Owner's own forces, the Owner shall be deemed to be subject to the same obligations and to have the same rights which apply to the Contractor under the Conditions of the Contract, including, without excluding others, those stated in Article 3, this
Article 6 and Articles 10, 11 and 12.

6.1.5 THE CONTRACTOR SHALL PROVIDE USE OF ELEVATORS AS MAY BE NECESSARY TO PERFORM THE WORK OF SEPARATE CONTRACTORS AND FF & E INSTALLATION. ALL SUCH WORK SHALL BE COORDINATED WITH CONTRACTOR, OWNER. ANY DAMAGE CAUSED BY SEPARATE CONTRACTORS SHALL BE RESPONSIBILITY OF SUCH CONTRACTOR.

6.2    MUTUAL RESPONSIBILITY

6.2.1 The Contractor shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities and shall connect and coordinate the Contractor's construction and operations with theirs as required by the Contract Documents.

6.2.2 If part of the Contractor's Work depends for proper execution or results upon construction or operations by the Owner or a separate contractor, the Contractor shall, prior to proceeding with that portion of the Work, promptly report to the OWNER AND THE Architect apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the Contractor so to report shall constitute an acknowledgment that the Owner's or separate contractors' completed or partially completed construction is fit and proper to receive the Contractor's Work, except as to defects not then reasonably discoverable.

6.2.3 Costs caused by delays or by improperly timed activities or defective construction shall be borne by the party responsible therefor.

6.2.4 The Contractor shall promptly remedy damage wrongfully caused by the Contractor to completed or partially completed construction or to property of the Owner or separate contractors as provided in Subparagraph 10.2.5.

6.2.5 Claims and other disputes and matters in question between the Contractor and a separate contractor shall be subject to the provisions of Paragraph 4.3 provided the separate contractor has reciprocal obligations.

6.2.6 The Owner and each separate contractor shall have the same responsibilities for cutting and patching as are described for the Contractor in Paragraph 3.14.

6.3    OWNER'S RIGHT TO CLEAN UP

6.3.1 If a dispute arises among the Contractor, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish as described in Paragraph 3.15, the Owner may clean up and allocate the cost among those responsible as the Architect OWNER determines to be just.

                                   ARTICLE 7
                              CHANGES IN THE WORK

7.1    CHANGES

7.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order, Construction Change Directive or order for a minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents.

7.1.2 A Change Order shall be based upon agreement among the Owner, Contractor and Architect; a Construction Change Directive requires agreement by the Owner and Architect and may or may not be agreed to by the Contractor; an order for a minor change in the Work may be issued by the Architect alone.

7.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the

________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292.. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #21

Contractor shall proceed promptly, unless otherwise provided in the Change Order, Construction Change Directive or order for a minor change in the Work.

7.1.4 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are so changed in a proposed Change Order or Construction Change Directive that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted.

7.2    CHANGE ORDERS

7.2.1 A Change Order is a written instrument prepared by the Architect and signed by the Owner, Contractor and Architect, stating their agreement upon all of the following:

     .1  a change in the Work;

     .2  the amount of the adjustment in the Contract Sum, if any;

     .3  the extent of the adjustment in the Contract Time, if any; and

     .4 The Subcontractor's allowance for overhead (no greater than 10%) and profit (no greater than 5%). The percentage of profit shall not be calculated on top of the percentage of overhead. The percentage of overhead shall not be computed as a mark-up above the sales taxes, bond costs, and insurance costs (excluding burden) that may have been involved in the Change Order. This paragraph does not apply to certain early awarded subcontractors which have been approved by the Owner.

     .5 The Contractor's General Conditions will be increased by 3% of the cost of the Change Order.

     .6 The Contractor's Fee will be increased by 3% of the cost of the Work up to the Contractor's Fixed Fee as set forth in Paragraph 5.1 of the Standard Form of Agreement between Owner and Contractor.

7.2.2 Methods used in determining adjustments to the Contract Sum may include those listed in Subparagraph 7.3.3.

7.2.3 A Change Proposal is a written instrument prepared by the Contractor, submitted to the Owner and the Architect for a Change in the Work, requesting a Change Order. A Change Proposal may be the result of:

7.2.3.1 The Owner and/or the Architect requesting a change in the Work by issuing to the Contractor a Request for Proposal (R.F.P.) or;

7.2.3.2 The Contractor notifying the Owner and the Architect of a pending Change in the Work.

7.2.4 A Change Proposal, when approved by the Owner, shall be incorporated into a Change Order.

7.2.5 If the Owner and the Contractor are not in total agreement on the content and conditions of the Change Proposal and the Owner requests the Change in the Work to commence, the Owner and the Architect shall issue a Construction Change Directive pursuant to the provisions of Paragraph 7.3 below.

7.3    CONSTRUCTION CHANGE DIRECTIVES

7.3.1 A Construction Change Directive is a written order prepared by the Architect or Owner and signed by the Owner, directing a change in the Work and stating a proposed basis for adjustment, if any, in the Contract Sum, or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being adjusted accordingly.

7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order or a Change Proposal.

7.3.3 If the Construction Change Directive provides for an adjustment to the Contract Sum, the adjustment shall be based on one of the following methods:

     .1 mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

     .2 unit prices stated in the Contract Documents or subsequently agreed upon;

     .3 cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or

     .4  as provided in Subparagraph 7.3.6.

7.3.4 Upon receipt of a Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved and advise the Owner and the Architect of the Contractor's agreement or disagreement with the method,

________________________________________________________________________________

AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292.. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   User Document: 922.DOC--9/23/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #22
if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time.

7.3.5 A Construction Change Directive signed by the Contractor indicates the agreement of the Contractor therewith, including adjustment in Contract Sum and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

7.3.6 If the Contractor does not respond promptly or disagrees with the method for adjustment in the Contract Sum, the method and the adjustment shall be determined by the Owner on the basis of reasonable costs and savings of those performing the Work attributable to the change, including, in case of an increase in the Contract Sum, a reasonable allowance for overhead and profit. In such case, and also under Clause 7.3.3.3, the Contractor shall keep and present, in such form as the Owner may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Contract Documents, costs for the purposes of this Subparagraph 7.3.6 shall be limited to the following:

   .1 costs of labor, including social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers' or workmen's compensation insurance;

   .2 costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;

   .3 rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Contractor or others;

   .4 costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes directly related to the Work;

   .5 additional costs of supervision and field office personnel directly attributable to the change; and

   .6 costs of subcontracts attributable to the change.

7.3.7 Pending final determination of cost to the Owner, amounts not in dispute may be included in Applications for Payment. The amount of credit to be allowed by the Contractor to the Owner for a deletion or change which results in a net decrease in the Contract Sum shall be actual net cost. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with, respect to that change.

7.3.8

7.3.9 When the Owner and Contractor agree concerning the adjustments in the Contract Sum and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and shall be recorded by preparation and execution of an appropriate Change Order.

7.4     MINOR CHANGES IN THE WORK

7.4.1 The Architect will have authority to order minor changes in the Work not involving adjustment in the Contract Sum or extension of the Contract Time and not inconsistent with the intent of the Contract Documents. Such changes shall be effected by written order and shall be binding on the Owner and Contractor. The Contractor shall carry out such written orders promptly. Written Order is defined as: Request for Information (RFI) and any other form of written communication submitted by the Architect.

                                   ARTICLE 8
                                     TIME

8.1     DEFINITIONS

8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the Work.

8.1.2 The date of commencement of the Work is the date established in the Agreement. The date shall not be postponed by the failure to act of the Contractor or of persons or entities for whom the Contractor is responsible.

8.1.3 The date of Substantial Completion is the date certified by the Architect in accordance with Paragraph 9.8.
________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292.. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #23

8.1.4 The term "day" as used in the Contract Documents shall mean calendar day unless otherwise specifically defined.

8.2     PROGRESS AND COMPLETION

8.2.1 Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement the Contractor confirms that the Contract Time is a reasonable period for performing the Work.

8.2.2 The Contractor shall not knowingly, except by agreement or instruction of the Owner in writing, prematurely commence operations on the site or elsewhere prior to the effective date of insurance required by Article 11 to be furnished by the Contractor. The date of commencement of the Work shall not be changed by the effective date of such insurance. Unless the date of commencement is established by a notice to proceed given by the Owner, the Contractor shall notify the Owner in writing not less than five days or other agreed period before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

8.2.3 The Contractor shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.

8.3     DELAYS AND EXTENSIONS OF TIME

8.3.1 If the Contractor is delayed at any time in progress of the Work by any act or neglect of the Owner or Architect, or by any employee of either, or by any separate contractor employed by the Owner, or by changes ordered in the Work, or by labor disputes, fire, unusual delay in deliveries, unavoidable casualties or other causes beyond the Contractor's control, or by any other cause which may justify the delay, then the Contract Time shall be extended by Change Order for such reasonable time as the Owner and Contractor may determine. No extension of Contract Time shall be permitted under the term of this Subparagraph for a work slowdown, stoppage or similar event arising from any labor dispute or disagreement unrelated to the Work and delay in deliveries to the extent such delays are within control of the Contractor.

8.3.2 Claims relating to time shall be made in accordance with applicable provisions of Paragraph 4.3.

8.3.3 This Paragraph 8.3 does not preclude recovery of damages for delay by either party under other provisions of the Contract Documents.

                                   ARTICLE 9
                            PAYMENTS AND COMPLETION

9.1     CONTRACT SUM

9.1.1 The Contract Sum is stated in the Agreement and, including authorized adjustments, is the total amount payable by the Owner to the Contractor for performance of the Work under the Contract Documents.

9.2     SCHEDULE OF VALUES

9.2.1 Before the first Application for Payment, the Contractor shall submit to the Architect and the Owner a schedule of values allocated in the Owner-Contractor Agreement to various portions of the Work, prepared in such form and supported by such data to substantiate its accuracy as the Architect and the Owner may require. This schedule, unless objected to by the Owner, shall be used as a basis for reviewing the Contractor's Applications for Payment. The Schedule of Values shall be prepared on A.I.A. Document G702. Application and Certificate for Payment, and A.I.A. Document G703, Continuation Sheet, and shall be modified and expanded from time to time.

9.3     APPLICATIONS FOR PAYMENT

9.3.1 At least ten days before the date established for each progress payment, the Contractor shall submit to the Architect and the Owner an itemized Application for Payment for operations completed in accordance with the schedule of values. Such application shall be notarized, and supported by data substantiating the Contractor's right to payment.

9.3.1.1 Such applications may include requests for payment on account of changes in the Work which have been properly authorized by Construction Change Directives but not yet included in Change Orders.

9.3.1.2 Such applications may not include requests for payment of amounts the Contractor does not intend to pay to a Subcontractor or material supplier because of a dispute or other reason.

9.3.1.3 The form of Application for Payment shall be A.I.A. Document G702. Application and
________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292.. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on
                                                           11/1/1997 -- Page #24

CERTIFICATE FOR PAYMENT: SUPPORTED BY A.I.A. DOCUMENT G703. CONTINUATION SHEET.

9.3.1.4 ALL SUBCONTRACTOR REQUESTS FOR PAYMENT SHALL BE MADE ON FORMS SPECIFIED IN SUBPARAGRAPH 9.3.1.3.

9.3.2 Unless otherwise provided in the Contract Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner to establish the Owner's title to such materials and equipment or otherwise protect the Owner's interest, and shall include applicable insurance, storage, and transportation to the site for such materials and equipment stored off the site.

9.3.3 The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later that the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Contractor's knowledge, information and belief, be free and clear of liens, claims, security interests or encumbrances favor of the Contractor, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work. EACH APPLICATION FOR PAYMENT SHALL INCLUDE A.I.A. DOCUMENT G706-A. AFFIDAVIT OF RELEASE OF LIENS, AND A.I.A. DOCUMENT G706, AFFIDAVIT OF PAYMENT OF DEBTS AND CLAIMS, FROM THE CONTRACTOR, ITS SUBCONTRACTORS, OR AS MAY BE REQUIRED BY THE OWNER.

9.4       CERTIFICATES FOR PAYMENT

9.4.1 The Architect will, within five (5) days after receipt of the Contractor's Application for Payment, either issue to the Owner a Certificate for Payment, with a copy to the Contractor, for such amount as the Architect recommends is properly due, or notify the Contractor and Owner in writing of the Architect's reasons for withholding a certificate as provided in Subparagraph
9.5.1. UPON COMPLETION OF THE ARCHITECT'S REVIEW OF THE CONTRACTOR'S APPLICATION FOR PAYMENT, THE ARCHITECT SHALL IMMEDIATELY FORWARD TO THE OWNER HIS RECOMMENDATION BY SUBMISSION OF A CERTIFICATE FOR PAYMENT.

9.4.2 The issuance of a Certificate for Payment will constitute a representation by the Architect to the Owner, based on the Architect's observations at the site and the data comprising the Application for Payment, that the Work has progressed to the point indicated and that, to the best of the Architect's knowledge, information and belief, quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections, to minor deviations from the Contract Documents correctable prior to completion and to specific qualifications expressed by the Architect. The issuance of a Certificate for Payment will further constitute a representation that the Contractor is entitled to payment in the amount certified IN THE OPINION OF THE ARCHITECT. However, the issuance of a Certificate for Payment will not be a representation that the Architect has (1) made exhaustive or continuous on-site inspections to check the quality or quantity of the Work, (2) reviewed construction means, methods, techniques, sequences or procedures, (3) reviewed copies of requisitions received from Subcontractors and material suppliers and other data requested by the Owner to substantiate the Contractor's right to payment or (4) made examination to ascertain how or for what purpose the Contractor has used money previously paid on account of the Contract Sum.

9.5       DECISIONS TO WITHHOLD CERTIFICATION

9.5.1 The Architect OR THE OWNER may decide not to certify payment and may withhold a Certificate for Payment in whole or in part, to the extent reasonably necessary to protect the Owner, if in EITHER THE OWNER'S OR the Architect's opinion the representations to the Owner required by Subparagraph 9.4.2 cannot be made. If the Architect is unable to certify payment in the amount of the Application, the Architect will notify the Contractor and Owner as provided in Subparagraph 9.4.1. If the Contractor AND THE OWNER and Architect cannot agree on a revised amount, the Architect will promptly issue a Certificate for Payment for the amount for which the Architect is able to make such representations to the Owner. The Architect OR THE OWNER may also decide not to certify payment or, because of subsequently discovered evidence or subsequent observations, may nullify the whole or a part of a Certificate for Payment previously issued, to such extent as may be necessary in the Architect's opinion to protect the Owner from loss because of:

     .1   defective Work not remedied;

________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #25

     .2 third party claims filed or reasonable evidence indicating probable filing of such claims;

     .3 failure of the Contractor to make payments properly to Subcontractors or for labor, materials or equipment;

     .4 reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

     .5   damage to the Owner or A SEPERATE contractor CAUSED BY THE CONTRACTOR;

     .6 reasonable evidence that the Work will not be completed within the Contract Time, and that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay; or

     .7 persistent failure to carry out the Work in accordance with the Contract Documents.

9.5.2 When the above reasons for withholding certification are removed, certification will be made for amounts previously withheld.

9.6       PROGRESS PAYMENTS

9.6.1 After the Architect has issued a Certificate for Payment, AND SUBJECT TO THE OWNER'S APPROVAL, the Owner shall make payment in the manner and within the time provided in the Contract Documents.

9.6.2 The Contractor shall promptly pay each Subcontractor, upon receipt of payment from the Owner, out of the amount paid to the Contractor on account of such Subcontractor's portion of the Work, the amount to which said Subcontractor is entitled, IN THE CONTRACTOR'S SUBCONTRACT AGREEMENT. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in similar manner.

9.6.3 The OWNER MAY, on request AND AT HIS DISCRETION, furnish to ANY Subcontractor, if practicable, information regarding percentages of completion ON THE amounts applied for by the Contractor and action taken thereon by the Architect and Owner on account of portions of the Work done by such Subcontractor.

9.6.4 Neither the Owner nor Architect shall have an obligation to pay or to see to the payment of money to a Subcontractor except as may otherwise be required by law.

9.6.5 Payment to material suppliers shall be treated in a manner similar to that provided in Subparagraphs 9.6.2, 9.6.3 and 9.6.4.

9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.

9.7       FAILURE OF PAYMENT

9.7.1 If the Architect does not issue a Certificate for Payment, through no fault of the Contractor, within FIVE (5) days after receipt of the Contractor's Application for Payment, or if the Owner does not pay the Contractor within THREE (3) days after the date established in the Contract Documents the amount certified by the Architect, then the Contractor may, upon ONE (1) additional days' written notice to the Owner and Architect, stop the Work until payment of the amount owing has been received. The Contract SUM SHALL BE INCREASED BY THE AMOUNT OF THE CONTRACTOR'S REASONABLE COSTS OF SHUTDOWN, DELAY AND START-UP, WHICH SHALL BE EFFECTED BY APPROPRIATE CHANGE ORDER, AND THE CONTRACT TIME SHALL BE EXTENDED BY THE AMOUNT OF TIME THE CONTRACTOR IS DELAYED.

9.8       SUBSTANTIAL COMPLETION

9.8.1 Substantial Completion SHALL BE DEFINED AS: A) TOTAL COMPLETION OF THE WORK IN ACCORDANCE WITH THE CONTRACT DOCUMENTS, EXCEPT FOR MINOR PUNCH LIST ITEMS, WHICH SHALL NOT EFFECT THE OWNER'S BENEFICIAL USE AND; B) CERTIFICATE OF OCCUPANCY FOR THE PROJECT ISSUED BY THE CITY OF BILOXI. CERTAIN PORTIONS OR COMPONENTS OF THE WORK MAY BE COMPLETED BY THE CONTRACTOR FOR OWNER BENEFICIAL USE. WHEN SUCH PORTIONS OR COMPONENTS OF THE WORK ARE OCCUPIED BY THE OWNER, THEN THE WARRANTY PERIOD SHALL BEGIN FOR SUCH PORTION OR COMPONENT OF THE WORK.

9.8.2     When the Contractor considers that the Work, or a

________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292... WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   User Documents: 922.DOC - 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #26
portion thereof which the Owner agrees to accept separately, is substantially complete, the Contractor shall prepare and submit to the Architect AND OWNER a comprehensive list of items to be completed or corrected. The Contractor shall proceed promptly to complete and correct items on the list. Failure to include an item on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents. Upon receipt of the Contractor's list, the Architect AND THE OWNER will make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the Architect's inspection AND/OR THE OWNER'S INSPECTION discloses any item, whether or not included on the Contractor's list, which is not in accordance with the requirements of the Contract Documents, the Contractor shall, before issuance of the Certificate of Substantial Completion, complete or correct such item, upon notification by the Architect. The Contractor shall then submit a request for another inspection by the Architect AND THE OWNER to determine Substantial Completion. When the Work or designated portion thereof is substantially complete, the Architect will prepare a Certificate of Substantial Completion which shall establish the responsibilities of the Owner and Contractor for security, maintenance, heat, utilities, damage to the Work and insurance, and shall fix the time within which the Contractor shall finish all items on the list accompanying the Certificate. Warranties required by the Contract Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion. The Certificate of Substantial Completion shall be submitted to the Owner and Contractor for their written acceptance of responsibilities assigned to them in such Certificate.

9.8.3 Upon Substantial Completion of the Work or designated portion thereof and upon application by the Contractor and certification by the Architect AND APPROVAL BY THE OWNER, the Owner shall make payment, reflecting adjustment in retainage, if any, for such Work or portion thereof as provided in the Contract Documents.

9.9    PARTIAL OCCUPANCY OR USE

9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Contractor, provided such occupancy or use is consented to by the insurer as required under Subparagraph 11.3.11 APPLICABLE PORTIONS OF ARTICLE 11
- INSURANCE AND BONDS and authorized by public authorities having jurisdiction over the Work. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Contractor have accepted in writing the responsibilities assigned to each of them for payments, retainage if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Contractor considers a portion substantially complete, the Contractor shall prepare and submit a list to the Architect AND THE OWNER as provided under Subparagraph 9.8.2. Consent of the Contractor to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Contractor or, if no agreement is reached, by decision of the Architect AND THE OWNER.

9.9.2 Immediately prior to such partial occupancy or use, the Owner, Contractor and Architect shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.

9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents.

9.10    FINAL COMPLETION AND FINAL PAYMENT

9.10.1 Upon receipt of written notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Architect will promptly make such inspection and, when the Architect finds the Work acceptable under the Contract Documents and the Contract fully performed, the Architect will promptly issue a final Certificate for Payment FOR APPROVAL BY THE OWNER stating that to the best of the Architect's knowledge, information and belief, and on the basis of the Architect's observations and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents and that the entire balance found to be due the Contractor and noted in said final Certificate is due and payable IN THE ARCHITECT'S OPINION. The Architect's final Certificate for Payment will constitute a further representation OF THE ARCHITECT'S OPINION that conditions listed in Subparagraph 9.10.2 as precedent to the Contractor's being entitled to final payment have been fulfilled.

9.10.2 FINAL PAYMENT SHALL NOT become due until the Contractor submits to the Architect (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner's property might be responsible or encumbered (less amounts withheld by Owner) have been paid or WILL BE

________________________________________________________________________________

AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292.. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 --Page #27

PAID AS FOLLOWS: (I) WITH RESPECT TO PREVIOUS APPLICATIONS FOR PAYMENT FOR WHICH THE CONTRACTOR HAS BEEN PAID IN FULL SUCH INDEBTEDNESS HAS BEEN PAID OR OTHERWISE SATISFIED AND (II) WITH RESPECT TO THE APPLICATION FOR FINAL PAYMENT OR OTHER APPLICATIONS FOR PAYMENT FOR WHICH THE CONTRACTOR HAS NOT RECEIVED FULL PAYMENT, SUCH INDEBTEDNESS WILL BE PAID ONLY AS A CONDITION PRECEDENT, PROMPTLY AFTER THE CONTRACTOR'S ACTUAL RECEIPT OF FULL PAYMENT FROM THE OWNER."0 SUBMITTED ON A.I.A. DOCUMENT G706. CONTRACTOR'S AFFIDAVIT OF PAYMENT OF DEBTS AND CLAIMS. (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect and will not be cancelled or allowed to expire until at least SIXTY (60) days' prior written notice has been given to the Owner, (3) a written statement that the Contractor knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents, (4) ALL RECORDS, TRANSPARENCIES AND PRINTS SPECIFIED TO BE PREPARED AND MAINTAINED BY THE VARIOUS SUBCONTRACTORS REQUIRED BY THE CONTRACT DOCUMENTS. (5) ALL MANUFACTURERS' OPERATION MANUALS, SERVICE MANUALS, SCHEDULE, ETC., REQUIRED BY THE CONTRACT DOCUMENTS (6) ALL WRITTEN GUARANTEES AND WARRANTIES REQUIRED BY THE CONTRACT DOCUMENTS. (7) consent of surety, if any, to final payment and (8) other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Contract, INCLUDING SUBMISSION OF A COMPLETED A.I.A. DOCUMENT G706A, CONTRACTOR'S AFFIDAVIT OF RELEASE OF LIENS AND to the extent and in such form as may be designated by the Owner. If a Subcontractor refuses to furnish a release or waiver required by the Owner, the Contractor may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Contractor shall refund to the Owner all money that the Owner may be compelled to pay in discharging such lien, including all costs and reasonable attorneys' fees.

9.10.3 If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion, and the Architect so confirms, the Owner shall, upon application by the Contractor and certification by the Architect, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Architect prior to certification of such payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims. The making of final payment shall constitute a waiver of claims by the Owner as provided in Subparagraph 4.3.5. FINAL PAYMENT SHALL BE PAID BY THE OWNER TO THE CONTRACTOR UPON FINAL COMPLETION OF THE WORK AND A CERTIFICATE OF PAYMENT ISSUED BY THE ARCHITECT AND APPROVED BY THE OWNER. PAYMENT TERMS WILL BE CONSISTENT WITH 12.3 OF THIS AGREEMENT.

9.10.4 Acceptance of final payment by the Contractor, a Subcontractor or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment. Such waivers shall be in addition to the waiver described in Subparagraph 4.3.5.
9.11.1  NOTHING IN THE AGREEMENT OR OTHER CONTRACT DOCUMENTS IS
INTENDED NOR MAY BE CONSTRUED TO WAIVE, ABRIDGE, OR ADVERSELY AFFECT CONTRACTOR'S RIGHT TO MAKE THE CONTRACTOR'S ACTUAL RECEIPT OF PAYMENT FROM THE OWNER A CONDITION PRECEDENT TO THE CONTRACTOR'S PAYMENT (WHETHER PROGRESS, FINAL OR ANY OTHER PAYMENT) TO SUBCONTRACTORS, SUPPLIERS OR OTHER CONTRACTEES. IF THE CONTRACTOR OR ITS CONTRACTEES ARE REQUIRED TO SUBMIT AFFIDAVITS OF PAYMENT, WAIVERS OF RIGHTS, RELEASES OF CLAIMS OR THE LIKE, SUCH REQUIREMENTS WILL NOT BE DEEMED EFFECTIVE AS TO UNPAID CONTRACT BALANCES AND RETAINAGE UNTIL SAME ARE ACTUALLY RECEIVED BY THE CONTRACTOR FROM THE OWNER.

                                  ARTICLE 10
                      PROTECTION OF PERSONS AND PROPERTY

10.1  SAFETY PRECAUTIONS AND PROGRAMS

10.1.1 The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with WORK, AND COOPERATE FULLY WITH THOSE PROGRAMS THAT MAY BE REASONABLY REQUIRED BY THE OWNER OR OWNER'S INSURANCE CARRIERS OR UNDERWRITERS.

10.1.2 In the event the Contractor encounters on the site material reasonably believed to be asbestos or polychlorinated biphenyl (PCB) which has not been rendered harmless, the Contractor shall immediately stop Work in the area affected and report the condition to the Owner and Architect in writing. The Work in the affected area shall not thereafter be resumed except by written agreement of the Owner and Contractor if in fact the material is asbestos or polychlorinated biphenyl (PCB) and has not been rendered harmless. The Work in the affected area shall be resumed in

--------------------------------------------------------------------------------

AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
    User Document: 922.DOC -- 9/22/1997.AIA License Number 104983, which expires on 11/1/1997 -- Page #28
the absence of asbestos or polychlorinated biphenyl (PCB), or when it has been rendered harmless, by written agreement of the Owner and Contractor, or in accordance with final determination by the Architect.

10.1.3 The Contractor shall not be required pursuant to Article 7 to perform without consent any Work relating to asbestos or polychlorinated biphenyl (PCB).

10.1.4 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Contractor, Architect, Architect's consultants and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Work in the affected area if in fact the material is asbestos or polychlorinated biphenyl (PCB) and has not been rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) including loss of use resulting therefrom but only to the extent caused in whole or in part by negligent acts or omissions of the Owner, anyone directly or indirectly employed by the Owner or anyone for whose acts the Owner may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations or indemnity which would otherwise exist as to a party or person described in this Subparagraph 10.1.4.

10.2    SAFETY OF PERSONS AND PROPERTY

10.2.1 The Contractor shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

    .1  employees on the Work and other persons who may be affected thereby;

    .2 the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Contractor or the Contractor's Subcontractors or Sub-subcontractors; and

    .3 other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction.

10.2.2 The Contractor shall give notices and comply with applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on safety of persons or property or their protection from damage, injury or loss.

10.2.3 The Contractor shall erect and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

10.2.4 When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.

10.2.5 The Contractor shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Contract Documents) to property referred to in Clauses 10.2.1.2 and 10.2.1.3 caused in whole or in part by the Contractor, a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under Clauses 10.2.1.2 and 10.2.1.3, except damage or loss attributable to acts or omissions of the Owner or Architect or anyone directly or indirectly employed by either of them, or by anyone for whose acts either of them may be liable, and not attributable to the fault or negligence of the Contractor. The foregoing obligations of the Contractor are in addition to the Contractor's obligations under Paragraph 3.18.

10.2.6 The Contractor shall designate a responsible member of the Contractor's organization at the site whose duty shall be the prevention of accidents. This person shall be the Contractor's superintendent unless otherwise designated by the Contractor in writing to the Owner and Architect.

10.2.7 The Contractor shall not load or permit any part of the construction or site to be loaded so as to endanger its safety.

10.3    EMERGENCIES

10.3.1 In an emergency affecting safety of persons or property, the Contractor shall act, at the Contractor's discretion, to prevent threatened damage, injury or loss. Additional compensation or extension of time claimed by the Contractor on account of an emergency shall be determined as provided in Paragraph 4.3 and
Article 7.

________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS. 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                     Electronic Format A201-1987
            User Document:922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 - Page #29

                                  ARTICLE 11
                              INSURANCE AND BONDS

11.1    CONTRACTOR'S LIABILITY INSURANCE

11.1.1 The Contractor shall purchase from and maintain in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located such insurance as will protect the Contractor from claims set forth below which may arise out of or result from the Contractor's operations under the Contract and for which the Contractor may be legally liable, whether such operations be by the Contractor or by a Subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable. All insurance coverage must be provided by an insurance company with a Best's Rating of AIX, such insurance company shall provide policies with insurance coverage at not less than the limits set forth below, and such policies shall be primary to any policy which the owner separately maintains.:

      .1

11.1.1.1 WORKERS' COMPENSATION AND OCCUPATIONAL DISEASE INSURANCE in accordance with applicable law or laws as follows:

     * Statutory Coverage
     * Employers Liability - $500,000 Each Accident
     * Disease/Policy Limit - $500,000
     * Disease/Each Employee - $500,000
     * U.S. Longshoremen and Harbor Workers Act if applicable
     * Maritime, including travel, maintenance and cure with a limit of $5,000,000, if applicable. (This limit may be any combination of primary and excess.)
     * Employer's Liability Stop Gap coverage, if applicable.

      .2

11.1.1.2  GENERAL LIABILITY INSURANCE LIMIT:
        $2,000,000 General Aggregate
        $1,000,000 Products/Completed  Operations Aggregate
        $1,000,000 Personal and Advertising Injury
        $1,000,000 Each Occurrence
        $100,000 Fire Damage
        $10,000 Medical Expense


Coverage shall include the following extensions:

1.) Coverage shall include underground property damage, explosion and collapse; 2.) Watercraft exclusion shall be deleted;
3.) Aircraft exclusion shall be deleted; (separate insurance acceptable with a $10,000,000 limit and the same extensions in coverage.
4.) Broad form contractual liability insurance coverage applicable to the Contractor's obligations under Paragraph 3.18;
5.)  Subrogation rights shall be waived against the owner;
6.)  A separate General Aggregate limit shall apply for this Project;
7.) Beau Rivage Construction, a division of Beau Rivage Resorts, Inc.; Mirage Resorts, Inc.; GNLV Corp.; Golden Nugget Biloxi, Inc.; Beau Rivage Resorts, Inc,; Atlandia Design & Furnishings, Inc.; and its employees, subsidiaries and consultants shall be included and named as additional insureds;
8.)  Contractor's coverage shall be primary;
9.) Products/Completed Operations coverage, including coverage for the additional insureds, shall continue for a minimum of three (3) years after completion of the Project and issuance of Final Payment;
10.) Personal Injury Liability including Contractual Coverage;
11.) Broad Form Property Damage; and
12.) "Claims Made" coverage is not acceptable.

      .3

11.1.1.3  AUTOMOBILE LIABILITY INSURANCE

Limit:  $1,000,000 Combine Single Limit


Coverage shall include the following extensions:
1.)  All owned, non-owned and hired automobiles;

2.)  Beau Rivage Construction, a division of Beau Rivage Resorts, Inc.;
     Mirage Resorts, Inc.; GNLV Corp.; Golden Nugget Biloxi, Inc.; Beau Rivage Resorts, Inc,; Atlandia Design & Furnishings, Inc.; and its employees, subsidiaries and consultants shall be included and named as additional insureds;

3.) Subrogation rights shall be waived against the Owner as respects both liability and physical damage; and

4.)  Contractor's coverage shall be primary.

      .4
________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
        User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 - Page #30

11.1.1.4 UMBRELLA INSURANCE

LIMIT: $10,000,000 EACH OCCURRENCE
LIMIT: $10,000,000 AGGREGATE

COVERAGE SHALL INCLUDE THE FOLLOWING EXTENSIONS:

1.) BEAU RIVAGE CONSTRUCTION, A DIVISION OF BEAU RIVAGE RESORTS, INC.; MIRAGE RESORTS, INC.; GNLV CORP.; GOLDEN NUGGET BILOXI, INC.; BEAU RIVAGE RESORTS, INC.; ATLANDIA DESIGN & FURNISHINGS, INC.; AND ITS EMPLOYEES, SUBSIDIARIES AND CONSULTANTS SHALL BE INCLUDED AND NAMED AS ADDITIONAL INSUREDS;

2.) A SEPARATE GENERAL AGGREGATE SHALL APPLY FOR THIS PROJECT;

3.) COVERAGE SHALL BE AT LEAST AS BROAD AS THE PRIMARY GENERAL LIABILITY AND AUTOMOBILE LIABILITY COVERAGE IDENTIFIED IN SUBPARAGRAPHS 11.1.1.2 AND 11.1.1.3;

4.) THE POLICY, OR POLICIES, SHALL CONTAIN "EFFECTIVE" AND "EXPIRATION" DATES WHICH ARE CONCURRENT WITH THE DATES OF THE PRIMARY OR UNDERLYING COVERAGES;

5.) "CLAIMS MADE" COVERAGE IS NOT ACCEPTABLE; AND

6.) CONTRACTOR'S COVERAGE SHALL BE PRIMARY.

    .5

    .6

    .7

11.1.1.5  POLLUTION INSURANCE:
CONTRACTOR SHALL PROCURE AND MAINTAIN FOR THE DURATION OF THE CONTRACT POLLUTION LIABILITY INSURANCE AGAINST CLAIMS FOR INJURES TO PERSONS OR DAMAGES TO PROPERTY WHICH MAY ARISE FROM OR IN CONNECTION WITH THE PERFORMANCE OF THE WORK HEREUNDER BY THE CONTRACTOR, HIS AGENTS, REPRESENTATIVES, EMPLOYEES OR SUBCONTRACTORS.

COVERAGE SHALL BE AT LEAST AS BROAD AS:
      .1  CONTRACTORS POLLUTION LIABILITY WITH COVERAGE FOR:
     A) BODILY INJURY, SICKNESS, DISEASE, MENTAL ANGUISH OR SHOCK SUSTAINED BY ANY PERSON, INCLUDING DEATH;
     B) PROPERTY DAMAGE INCLUDING PHYSICAL INJURY TO OR DESTRUCTION OF TANGIBLE PROPERTY INCLUDING THE RESULTING LOSS OF USE THEREOF, CLEAN UP COSTS, AND THE LOSS OF USE OF TANGIBLE PROPERTY THAT HAS NOT BEEN PHYSICALLY INJURED OR DESTROYED;
     C) DEFENSE INCLUDING COSTS, CHARGES AND EXPENSES INCURRED IN THE INVESTIGATION, ADJUSTMENT OR DEFENSE OF CLAIMS FOR SUCH COMPENSATORY DAMAGES.

FOR LOSSES CAUSED BY POLLUTION CONDITIONS THAT ARISE FROM THE OPERATIONS OF THE CONTRACTOR DESCRIBED UNDER THE SCOPE OF SERVICES OF THIS CONTRACT.

CONTRACTOR AGREES TO NAME OWNER AS AN ADDITIONAL INSURED AND TO FURNISH INSURANCE CERTIFICATES, SHOWING THE CONTRACTOR'S COMPLIANCE WITH THIS SECTION. THE CONTRACTOR ALSO AGREES TO NOTIFY OWNER THIRTY (30) DAYS IN ADVANCE OF ANY CANCELLATION OR CHANGE TO INSURANCE COVERAGES SHOWN ON THE CERTIFICATE.

      .2  POLLUTION AND LEGAL LIABILITY:

IF THE SCOPE OF SERVICES IN THIS CONTRACT REQUIRES THE DISPOSAL OF ANY HAZARDOUS OR NON-HAZARDOUS MATERIALS OFF THE JOB SITE, THE DISPOSAL SITE OPERATOR MUST FURNISH A CERTIFICATE OF INSURANCE FOR POLLUTION LEGAL LIABILITY WITH COVERAGE
FOR:
     A) BODILY INJURY, SICKNESS, DISEASES, MENTAL ANGUISH OR SHOCK SUSTAINED BY ANY PERSON, INCLUDING DEATH;
     B) PROPERTY DAMAGE INCLUDING PHYSICAL INJURY TO OR DESTRUCTION OF TANGIBLE PROPERTY THAT HAS NOT BEEN PHYSICALLY INJURED OR DESTROYED;
     C) DEFENSE INCLUDING COSTS, CHARGES AND EXPENSES INCURRED IN THE INVESTIGATION, ADJUSTMENT OR DEFENSE OF CLAIMS FOR SUCH COMPENSATORY DAMAGES.

FOR LOSSES THAT ARISE FROM THE INSURED FACILITY THAT IS ACCEPTING THE WASTE UNDER THIS CONTRACT.

COVERAGE SHALL APPLY TO SUDDEN AND NON-SUDDEN POLLUTION CONDITIONS INCLUDING THE DISCHARGE, DISPERSAL, RELEASE OR OTHER IRRITANTS, CONTAMINANTS OR POLLUTANTS INTO OR UPON LAND, THE ATMOSPHERE OR ANY WATERCOURSE OR BODY OF WATER, WHICH RESULTS IN BODILY INJURY OR PROPERTY DAMAGE.

MINIMUM LIMITS OF INSURANCE:

CONTRACTOR SHALL MAINTAIN LIMITS NO LESS THAN:
  1) CONTRACTORS POLLUTION LIABILITY: $6,000,000 PER LOSS/$8,000,000 ANNUAL AGGREGATE.
     2) POLLUTION LEGAL LIABILITY: $3,000,000 PER LOSS/$6,000,000 ANNUAL AGGREGATE.

DEDUCTIBLE AND SELF-INSURED RETENTIONS:

ANY DEDUCTIBLES OR SELF-INSURED RETENTION MUST BE DECLARED TO AND APPROVED BY OWNER. AT THE OPTION OF OWNER,
________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expirations as noted below.

                                                     Electronic format A201-1987
   User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #31
either: the insurer shall reduce to a maximum of $50,000 or eliminate such deductibles or self-insured retentions as respects Owner, its officials and employees or the Contractor shall procure a bond guaranteeing payment of losses and related investigations, claim administration and defense expenses within the deductible or self-insured retention amount. Any self-insured retention or deductible amount on the policy shall not reduce the amount of collectible limits of liability.

Other Insurance Provisions:
 The contractors pollution liability policy will contain, or be endorsed to contain, the following provisions:
     1) Owner, its subsidiaries, officials and employees are to be covered as additional insureds as respects liability arising out of activities performed by or on behalf of the Contractors. The coverage shall contain no special limitations on the scope of protection afforded to Owner, its subsidiaries, officials and employees.

     2) For any claims related to this project, the Contractor's Insurance coverage shall be primary Insurance as respects Owner, its subsidiaries, officials and employees. Any insurance or self-insurance maintained by Owner, its subsidiaries, officials and employees shall be excess of the Contractor's Insurance and shall not contribute with it.

     3) The Contractor's Insurance shall apply separately to each insured against whom claim is made or suit is brought, except with respect to the limits of the Insurer's liability.

     4) Each insurance policy required by this clause shall be endorsed to state that coverage shall not be suspended, voided, cancelled by either party, reduced in coverage or in limits except after thirty (30) days' prior written notice by certified mail, return receipt requested has been given to Owner.

     5) If any of the aforementioned insurance policies are written on a claim made basis the contractor warrants that continuous coverage will be maintained or an extended discovery period will be exercised for a period of two years beginning from the time the work under this contract is completed.

Acceptability of Insurers:
 Insurance is to be placed with insurers with a current A.M. Best's rating of no less than AB IX, unless otherwise approved by Owner.

Verification of Coverage
Contractor shall furnish Owner with copies of the original endorsements effecting the coverage required by this specification. A certificate of Insurance is also required. The certificates are to be signed by a person authorized by that insurer to bind coverage on its behalf. All certificates are to be issued to the Owner. As an alternative to Owner's forms, the Contractor's insurer may provide complete certified copies of all required insurance policies, including endorsement affecting the coverage required by these specifications.

Subcontractors:
Contractor shall include all subcontractors as insureds under its policies or shall furnish separate certificates and endorsements for each subcontractor. All coverages for subcontractors shall be subject to all of the requirements stated herein. Contractor may on a case-by-case basis, waive or or allow reduced insurance limits on subcontractor insurance requirements provided Contractor insurance is in full force and effect.

Warranty:
Contractor warrants that it is aware of and understands the hazards which are presented to persons, property, and the environment in the performing of transportations, storage, remediation and disposal services as described within the scope of services of this contract. It will transport, store, remediate and dispose of such materials in full compliance with all applicable governmental laws, regulations and orders. If the scope of services requires off-site storage or disposal, the selected storage and disposal facilities described in the work plan are to be appropriately licensed and permitted to store and dispose of the waste, materials or hazardous substances detailed within the work plan. In the event the storage or disposal facility loses its permitted status hereafter during the terms of this Agreement, Contractor will promptly notify Owner of such loss.

Indemnification:
 To the fullest extend permitted by law, the Contractor shall indemnify, defend and hold harmless the Owner, its officer, directors and employees from and against any and all claims, damages, losses and expenses, including but not limited to fees and charges of attorneys and court and arbitration costs, arising out of or resulting from the negligent acts, negligent omissions, willful misconduct, or reckless misconduct of the Contractor, subcontractor, any directly or indirectly employed by them or anyone for whose acts they may be liable. Without limiting the generality of the foregoing, the above indemnification provision extends to Environmental Impact Claims.

"Environmental Impact Claim" is defined as claims, suits,

--------------------------------------------------------------------------------
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEEN EDITION - AIA COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1935 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   User Document 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #32
judgments, costs, losses, expenses, (including attorney's fees) which arise out of, are related to, or are based on the actual or threatened dispersal, discharge, escape, release or saturation of chemicals, liquids, gasses or any other material, irritant, contaminant or pollutant in or into the atmosphere, or on, onto, upon, in or into the surface or subsurface (a) soils, (b) water or water course, (c) objects, or (d) any tangible or intangible matter, whether sudden or not.

11.1.2 The insurance required by Subparagraph 11.1.1 shall be written for not less than limits of liability specified in this Paragraph 11.1 or required by law, whichever coverage is greater. Coverages, written on an occurrence basis, and shall be maintained without interruption from date of commencement of the Work until date of final payment and termination of any coverage required to be maintained after final payment.

11.1.3 Until completion and final acceptance of the Work, the Contractor and all subcontractors shall furnish to the Owner, Certificates of Insurance on Accord Form 25-S (1/95), confirming language. A sample Certificate of Insurance shall be provided from the Owner upon request, confirming coverages as required under Section 11.1.1. It is agreed that this insurance will not be cancelled, materially changed, or non-renewed without at least sixty (60) days prior notice (except for non-payment, which shall be ten (10) days), via Certified Mail and Return Receipt Request, to all certificate holders.

All Certificates including all coverages and limits identified in Paragraph 11.1 shall be forwarded to:

          Mirage Resorts, Incorporated
          3260 South Industrial Road
          Las Vegas, NV 89109
          Attention: Linda Young, Insurance Coordinator

11.2      OWNER'S LIABILITY INSURANCE

11.2.1 The Owner shall be responsible for purchasing and maintaining the Owner's usual liability insurance. Optionally, the Owner may purchase and maintain other insurance for self-protection against claims which may arise from operations under the Contract. The Contractor shall not be responsible for purchasing and maintaining this optional Owner's liability insurance.

11.3 PROPERTY INSURANCE

11.3.1 The Owner shall purchase and maintain "Builders-Risk" Insurance at the Project Site, including all materials, equipment and supplies which are to become a permanent part of the construction and awaiting erection at the site or until completion of such erection. Coverage shall be provided on a replacement cost basis. All covered losses will be subject to a deductible of Five Thousand Dollars ($5,000.00) for each occurrence, which shall be the responsibility of the Contractor, if, the Contractor is at fault. The Owner shall name the Contractor as "Additional Insured" on the "Builders-Risk" Insurance. The Owner's Builders-Risk" policy excludes Property Insurance insuring against the perils of fire and extended coverage and "All Risk" physical damage, including theft, vandalism and malicious mischief covering the equipment, tools, temporary structures and interests of the Contractor and Subcontractors. The Contractor and its Subcontractors shall purchase and maintain Property Insurance on an "All-Risk" basis for all work stored off-site or in transit, and shall be responsible for all deductibles for such insurance.

11.3.1.1 The Owner's "Builder's Risk" insurance shall be on an all-risk policy form and shall insure

________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #33
against the perils of fire and extended coverage and physical loss or damage including, without duplication of coverage, theft, vandalism, malicious mischief, collapse, false-work, temporary buildings and debris removal including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for Architect's services and expenses required as a result of such insured loss. Coverage for other perils shall not be required unless otherwise provided in the Contract Documents.

11.3.1.2 If the Owner does not intend to purchase such property insurance required by the Contract and with all of the coverages in the amount described above, the Owner shall so inform the Contractor in writing prior to commencement of the Work. The Contractor may then effect insurance which will protect the interests of the Contractor, Subcontractors and Sub-subcontractors in the Work, and by appropriate Change Order the cost thereof shall be charged to the Owner. If the Contractor is damaged by the failure or neglect of the Owner to purchase or maintain insurance as described above, without so notifying the Contractor, then the Owner shall bear all reasonable costs properly attributable thereto.

11.3.1.3 If the Owner's "Builder's Risk" insurance requires minimum deductibles and such deductibles are identified in the Contract Documents, the Contractor shall pay costs not covered because of such deductibles. If the Owner or insurer increases the required minimum deductibles above the amounts so identified or if the Owner elects to purchase this insurance with voluntary deductible amounts, the Owner shall be responsible for payment of the additional costs not covered because of such increased or voluntary deductibles. If deductibles are not identified in the Contract Documents, the Owner shall pay costs not covered because of deductibles.

11.3.1.4

11.3.2 BOILER AND MACHINERY INSURANCE. The Owner shall purchase and maintain boiler and machinery insurance required by the Contract Documents or by law, which shall specifically cover such insured objects during installation and until final acceptance by the Owner; this insurance shall include interests of the Owner, Contractor, Subcontractors and Sub-subcontractors in the Work, and the Owner and Contractor shall be named insureds.

11.3.3 LOSS OF USE INSURANCE. The Owner, at the Owner's option, may purchase and maintain such insurance as will insure the Owner against loss of use of the Owner's property due to fire or other hazards, however caused. The Owner waives all rights of action against the Contractor for loss of use of the Owner's property, including consequential losses due to fire or other hazards however caused.

11.3.4 If the Contractor requests in writing that insurance for risks other than those described herein or for other special hazards be included in the Owner's "Builder's Risk" insurance policy furnished by the Owner, the Owner shall, if possible, include such insurance, and the cost there of shall be charged to the Contractor by appropriate Change Order.

11.3.5

11.3.6 Before an exposure to loss may occur, the Owner shall file with the Contractor a copy of each policy that includes insurance coverages required by this Paragraph 11.3. Each policy shall contain all generally applicable conditions, definitions, exclusions and endorsements related to this Project. Each policy shall contain a provision that the policy will not be cancelled or allowed to expire until at least sixty (60) days' prior written notice has been given to the Contractor.

11.3.7 WAIVERS OF SUBROGATION. The Owner and Contractor waive all rights against (1) each other and any of their subcontractors, sub-subcontractors, agents and employees, each of the other, and (2) the Architect, Architect's consultants, separate contractors described in Article 6, if any, and of their subcontractors, sub-subcontractors, agents and employees, for damages caused by fire or other perils to the extent covered by property insurance obtained pursuant to this Paragraph 11.3 or other property insurance applicable to the Work, except such rights as they have to proceeds of such insurance held by the Owner as fiduciary. The Owner or Contractor, as appropriate, shall require of the Architect, Architect's consultants, separate contractors described in
Article 6, if any, and the subcontractors, sub-subcontractors, agents and

________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 2006-5292.. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                              Electronic Format A201-1987
  User Document: 922.DOC --  9 /22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #34
employees of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

11.3.8 A loss insured under Owner's property insurance shall be adjusted by the Owner as fiduciary and made payable to the Owner as fiduciary for the insureds, as their interests may appear, subject to requirements of any applicable mortgagee clause and of Subparagraph 11.3.10. The Contractor shall pay Subcontractors their just shares of insurance proceeds received by the Contractor, and by appropriate agreements, written where legally required for validity, shall require Subcontractors to make payments to their Sub-subcontractors in similar manner.

11.3.9

11.3.10 AS IT RELATES TO INSURANCE CLAIMS UNDER PARAGRAPH 11.3, THE OWNER AS FIDUCIARY SHALL HAVE POWER TO ADJUST AND SETTLE A LOSS WITH INSURERS UNLESS ONE OF THE PARTIES IN INTEREST SHALL OBJECT IN WRITING WITHIN FIVE (5) DAYS AFTER OCCURRENCE OF LOSS TO THE OWNER'S EXERCISE OF THIS POWER.

11.3.11 Partial occupancy or use in accordance with Paragraph 9.9 shall not commence until the insurance company or companies providing THE OWNER'S "BUILDER'S RISK" insurance have consented to such partial occupancy or use by endorsement or otherwise. The Owner and the Contractor shall take reasonable steps to obtain consent of the insurance company or companies and shall, without mutual written consent, take no action with respect to partial occupancy or use that would cause cancellation, lapse or reduction of insurance.

11.3.12 THE CARRYING OF THE ABOVE OWNER PROVIDED "BUILDER'S RISK" INSURANCE SHALL IN NO WAY BE INTERPRETED AS RELIEVING THE CONTRACTOR OF ANY RESPONSIBILITY OR LIABILITY UNDER THE CONTRACT.

11.3.13 IN THE EVENT THE CONTRACTOR FAILS OR NEGLECTS TO PROVIDE THE REQUIRED INSURANCE PURSUANT TO PARAGRAPH 11.1, THE OWNER SHALL HAVE THE RIGHT, BUT NOT THE DUTY, TO PROVIDE SUCH INSURANCE. THE OWNER SHALL HAVE THE RIGHT TO DEDUCT THE COSTS OF SUCH INSURANCE FROM ANY MONIES THAT MAY BE DUE, OR MAY BECOME DUE, TO THE CONTRACTOR.

11.3.14 ANY POLICIES EFFECTED BY THE CONTRACTOR OR SUBCONTRACTOR ON THEIR OWN AND/OR RENTED EQUIPMENT AND MATERIALS FOR USE ON THE PROJECT, SHALL CONTAIN A PROVISION REQUIRING THE INSURANCE CARRIERS TO WAIVE THEIR RIGHTS OF SUBROGATION AGAINST BEAU RIVAGE CONSTRUCTION, A DIVISION OF BEAU RIVAGE RESORTS, INC.; MIRAGE RESORTS, INC.; GNLV CORP.; GOLDEN NUGGET BILOXI, INC.; BEAU RIVAGE RESORTS, INC.; ATLANDIA DESIGN & FURNISHINGS, INC.; ITS EMPLOYEES,
SUBSIDIARIES AND
CONSULTANTS.

11.4  PERFORMANCE BOND AND PAYMENT BOND

11.4.1 The Owner shall have the right to require the Contractor to furnish bonds covering faithful performance of the Contract and payment of obligations arising thereunder as stipulated in bidding requirements or specifically required in the Contract Documents on the date of execution of the Contract. THE SUBCONTRACTOR(S) SHALL PROVIDE SUCH BONDS AS MAY BE ACCEPTABLE TO THE OWNER AND THE CONTRACTOR.

11.4.2 Upon the request of any person or entity appearing to be a potential beneficiary of bonds covering payment of obligations arising under the Contract, the Contractor shall promptly furnish a copy of the bonds or shall permit a copy to be made.

11.5     EFFECTIVE DATE

11.5.1 THE PROVISIONS OF THIS ARTICLE 11 - INSURANCE AND BONDS SHALL BE EFFECTIVE APRIL, 1996.
________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                     Electronic Format A201-1987
   User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #35

                                  ARTICLE 12
                       UNCOVERING AND CORRECTION OF WORK

12.1     UNCOVERING OF WORK

12.1.1 If a portion of the Work is covered contrary to the Architect's request or to requirements specifically expressed in the Contract Documents, it must, if required in writing by the Architect, be uncovered for the Architect's observation and be replaced at the Contractor's expense without change in the Contract Time.

12.1.2 If a portion of the Work has been covered which the Architect has not specifically requested to observe prior to its being covered, the Architect may request to see such Work and it shall be uncovered by the Contractor. If such Work is in accordance with the Contract Documents, costs of uncovering and replacement shall, by appropriate Change Order, be charged to the Owner. If such Work is not in accordance with the Contract Documents, the Contractor shall pay such costs unless the condition was caused by the Owner or a separate contractor in which event the Owner shall be responsible for payment of such costs.

12.2     CORRECTION OF WORK

12.2.1 UPON THE OWNER OR THE ARCHITECT PROVIDING WRITTEN NOTICE TO THE CONTRACTOR, THE Contractor shall promptly correct Work SHOWN TO BE DEFECTIVE OR WHICH FAILS to conform to the Contract Documents, whether observed before or after Substantial Completion and whether or not fabricated, installed or completed. The Contractor shall bear all costs of correcting such rejected Work, including additional testing and inspections and compensation for the Architect's services and expenses made necessary thereby.

12.2.2 If, within one year after the date of Substantial Completion of the Work or designated portion thereof, or after the date for commencement of warranties established under Subparagraph 9.9.1, or by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Contractor shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Contractor a written acceptance of such condition. This period of one year shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual performance of the Work. This obligation under this Subparagraph 12.2.2 shall survive acceptance of the Work under the Contract and termination of the Contract. The Owner shall give such notice promptly after discovery of the condition.

12.2.3 The Contractor shall remove from the site portions of the Work which are not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner.

12.2.4 If, AFTER WRITTEN NOTICE IS PROVIDED BY THE OWNER, the Contractor fails to correct nonconforming Work within a reasonable time, the Owner may correct it in accordance with Paragraph 2.4. If the Contractor does not proceed with correction of such nonconforming Work within a reasonable time fixed by written notice from the Architect, the Owner may remove it and store the salvable materials or equipment at the Contractor's expense. If the Contractor does not pay costs of such removal and storage within ten (10) days after written notice, the Owner may upon ten (10) additional days' written notice sell such materials and equipment at auction or at private sale and shall account for the proceeds thereof, after deducting costs and damages that should have been borne by the Contractor, including compensation for the Architect's services and expenses made necessary thereby. If such proceeds of sale do not cover costs which the Contractor should have borne, the Contract Sum shall be reduced by the deficiency. If payments then or thereafter due the Contractor are not sufficient to cover such amount, the Contractor shall pay the difference to the Owner.

12.2.5 The Contractor shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or separate contractors caused by the Contractor's correction or removal of Work which is not in accordance with the requirements of the Contract Documents.

12.2.6 Nothing contained in this Paragraph 12.2 shall be construed to establish a period of limitation with respect to other obligations which the Contractor might have under the Contract Documents. Establishment of the time period of one year as described in Subpargraph 12.2.2 relates only to the specific obligation of the Contractor to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor's liability with respect to the Contractor's obligations other than specifically to correct the Work.

12.3     ACCEPTANCE OF NONCOMFORMING WORK

12.3.1   If the Owner prefers to accept Work which is not in
________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #36
accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.

                                  ARTICLE 13
                           MISCELLANEOUS PROVISIONS

13.1      GOVERNING LAW

13.1.1 The Contract shall be governed by the law of the place where the Project is located.

13.2      SUCCESSORS AND ASSIGNS

13.2.1 The Owner, (GOLDEN NUGGET INC,) and Contractor EACH BINDS HIMSELF, HIS partners, successors, assigns and legal representatives to the other party hereto and to THE partners, successors, assigns and legal representatives of such other party WITH respect to ALL covenants, agreements and obligations contained in the Contract Documents. Neither party to the Contract shall assign the Contract OR SUBLET IT as a whole, EXCEPT THAT THE OWNER SHALL HAVE THE RIGHT TO ASSIGN THE CONTRACT TO ANY AFFILIATED COMPANY WITHOUT THE WRITTEN CONSENT OF THE CONTRACTOR, PROVIDED THE OWNER REMAINS LIABLE FOR PAYMENT TO THE CONTRACTOR. THE CONTRACTOR SHALL NOT ASSIGN ANY MONIES DUE OR TO BECOME DUE TO HIM HEREUNDER, WITHOUT THE PREVIOUS WRITTEN CONSENT OF THE OWNER EXCEPT FOR LINES OF CREDIT WITH THE COMPANIES LENDERS NECESSARY FOR CORPORATE PURPOSES.

13.3      WRITTEN NOTICE

13.3.1 Written notice shall be deemed to have been duly served if delivered in person to the individual or a member of the firm or entity or to an officer of the corporation for which it was intended, or if delivered at or sent by registered or certified mail to the last business address known to the party giving notice.

13.3.2    THE WRITTEN NOTICE REFERRED TO HEREIN SHALL BE SENT TO THE OWNER AT:

          BEAU RIVAGE CONSTRUCTION
          A DIVISION OF BEAU RIVAGE RESORTS, INC.
          3260 SOUTH INDUSTRIAL ROAD
          LAS VEGAS, NEVADA 89109

          ATTN: KENNETH R. WYNN, PRESIDENT

AND SHALL BE SENT TO THE CONTRACTOR AT:

          W. G. YATES & SONS CONSTRUCTION CO.
          1 GULLY AVENUE
          PHILADELPHIA, MISSISSIPPI 39350

          ATTENTION: BILL YATES, PRESIDENT

          W. G. YATES & SONS CONSTRUCTION CO.
          916 BEACH BOULEVARD
          BILOXI, MISSISSIPPI 39530

          ATTENTION: E. M. JOHNSON, VICE PRESIDENT

AND SHALL BE SENT TO THE ARCHITECT AT:

          PAUL STEELMAN, LTD.
          3330 WEST DESERT INN ROAD
          LAS VEGAS, NV 89102

          ATTENTION: PAUL STEELMAN, ARCHITECT

RETURN RECEIPT REQUESTED, OR HAND-DELIVERED.

13.4      RIGHTS AND REMEDIES

13.4.1 Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.

13.4.2 No action or failure to act by the Owner, Architect or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing.

13.5      TESTS AND INSPECTIONS

13.5.1 Tests, inspections and approvals of portions of the Work required by the Contract Documents or by laws, ordinances, rules, regulations or orders of public authorities having jurisdiction shall be made at an appropriate time. Unless otherwise provided, the Contractor shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall
________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W. WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U. S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   User Document: 922 DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #37
bear all related costs of tests, inspections and approvals. The Contractor shall give the Architect timely notice of when and where tests and inspections are to be made so the Architect may observe such procedures. The Owner shall bear costs of tests, inspections or approvals which do not become requirements until after bids are received or negotiations concluded.

13.5.2 If the Architect, Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Subparagraph 13.5.1, the Architect will, upon written authorization from the Owner, instruct the Contractor to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Contractor shall give timely notice to the Architect of when and where tests and inspections are to be made so the Architect may observe such procedures. The Owner shall bear such costs except as provided in Subparagraph 13.5.3.

13.5.3 If such procedures for testing, inspection or approval under Subparagraphs 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, the Contractor shall bear all costs made necessary by such failure including those of repeated procedures and compensation for the Architect's services and expenses.

13.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Architect.

13.5.5 If the Architect is to observe tests, inspections or approvals required by the Contract Documents, the Architect will do so promptly and, where practicable, at the normal place of testing.

13.5.6 Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.

13.6      INTEREST

13.6.1 Payments due and unpaid under the Contract Documents shall bear interest AS PROVIDED UNDER THE TERMS AND CONDITIONS OF THE OWNER-CONTRACTOR AGREEMENT.

13.7      COMMENCEMENT OF STATUTORY LIMITATION PERIOD

13.7.1    As between the Owner and Contractor:

    .1 BEFORE SUBSTANTIAL COMPLETION. As to acts or failures to act occurring prior to the relevant date of Substantial Completion, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than such date of Substantial Completion;

    .2 BETWEEN SUBSTANTIAL COMPLETION AND FINAL CERTIFICATE FOR PAYMENT. As to acts or failures to act occurring subsequent to the relevant date of Substantial Completion and prior to issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of issuance of the final Certificate for Payment; and

    .3 AFTER FINAL CERTIFICATE FOR PAYMENT. As to acts or failures to act occurring after the relevant date of issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of any act or failure to act by the Contractor pursuant to any warranty provided under Paragraph 3.5, the date of any correction of the Work or failure to correct the Work by the Contractor under Paragraph 12.2, or the date of actual commission of any other act or failure to perform any duty or obligation by the Contractor or Owner, whichever occurs last.


                                  ARTICLE 14
                  TERMINATION OR SUSPENSION OF THE CONTRACT

14.1      TERMINATION BY THE CONTRACTOR

14.1.1 The Contractor may terminate the Contract if the Work is stopped for a period of SIXTY (60) days through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor, for any of the following reasons:

    .1 issuance of an order of a court or other public authority having jurisdiction;

________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292.. WARNING:
Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 - Page #38

     .2 an act of government, such as a declaration of national emergency, making material unavailable;

     .3 because the Architect has not issued a Certificate for Payment and has not notified the Contractor of the reason for withholding certification as provided in Subparagraph 9.4.1, or because the Owner has not made payment on a Certificate for Payment within the time pursuant to the Contract Documents;

     .4 if repeated suspensions, delays or interruptions by the Owner as described in Paragraph 14.3 constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less; or

     .5 the Owner has failed to furnish to the Contractor promptly, upon the Contractor's request, reasonable evidence as required by Subparagraph 2.2.1.

14.1.2 If one of the above reasons exits, the Contractor may, upon seven additional days' written notice to the Owner and Architect, terminate the Contract and recover from the Owner payment for Work executed and for proven loss with respect to materials, equipment, tools, and construction equipment and machinery, including reasonable overhead, profit and damages.

14.1.3 If the Work is stopped for a period of 60 days through no act or fault of the Contractor or a Subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor because the Owner has persistently failed to fulfill the Owner's obligations under the Contract Documents with respect to matters important to the progress of the Work, the Contractor may, upon seven additional days' written notice to the Owner and the Architect, terminate the Contract and recover from the Owner as provided in Subparagraph 14.1.2.

14.2      TERMINATION BY THE OWNER FOR CAUSE

14.2.1    The Owner may terminate the Contract if the Contractor:

     .1 persistently or repeatedly refuses or fail to supply enough properly skilled workers or proper materials;

     .2 fails to make payment to Subcontractors for materials or labor in accordance with the respective agreements between the Contractor and the Subcontractors;

     .3 persistently disregards laws, ordinances, or rules, regulations or orders of a public authority having jurisdiction; or

     .4 otherwise is guilty of substantial breach of a provision of the Contract Documents.

14.2.2 When any of the above reasons exist, the Owner, may, without prejudice to any other rights or remedies of the Owner, and after giving the Contractor and the Contractor's surety, if any, (10) days' written notice, terminate employment of the Contractor and may, subject to any prior rights of the surety:

     .1 take possession of the site and of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Contractor;

     .2   accept assignment of subcontracts pursuant to paragraph 5.4; and

     .3 finish the Work by whatever reasonable method the Owner may deem expedient.

14.2.3 When the Owner terminates the Contract for one of the reasons stated in Subparagraph 14.2.1, the Contractor shall not be entitled to receive further payment until the Work is finished.

14.2.4 If the unpaid balance of the Contract Sum exceeds costs of finishing the Work, including compensation for the Architect's additional services made necessary thereby, such excess shall reduce the Contract Sum. If such costs exceed the unpaid balance, the Contractor shall pay the difference to the Owner. The amount to be paid to the Contractor or Owner, shall be certified by the Architect in the manner provided for in the Contract Documents, and this obligation shall survive the termination of the Contract. Provisions in this Paragraph shall not apply if the Owner assigns this Agreement to a non-affiliated entity of either the Owner of an affiliate of the Owner.

14.3      SUSPENSION BY THE OWNER FOR CONVENIENCE

14.3.1 The Owner may, without cause, order the Contractor in writing to suspend, delay or interrupt the Work in whole or

________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292., WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #39
in part for such period of time as the Owner may determine.

14.3.2 An adjustment may be made for increases in the cost of performance of the Contract, including profit on the increased cost of performance, caused by suspension, delay or interruption. No adjustment shall be made to the extent:

    .1 that performance is, was or would have been so suspended, delayed or interrupted by another cause for which the Contractor is responsible; or

    .2 that an equitable adjustment is made or denied under another provision of this Contract.

14.3.3 Adjustments made in the cost of performance may have a mutually agreed fixed or percentage fee.


________________________________________________________________________________
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292., WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
   User Document: 922.DOC -- 9/22/1997. AIA License Number 104983, which expires on 11/1/1997 -- Page #40

                              SPECIAL CONDITIONS
                                      OF
                    AGREEMENT BETWEEN OWNER AND CONTRACTOR

The following Special Conditions are a part of the Contract Documents and shall apply to the General Conditions (A.I.A. Documents A201, Fourteenth Edition,
1987), and all other sections of the work, including, but not limited to, the Contract Drawings and Specifications. If any conflict in terms or conditions arises out of, or as a result of, these Special Conditions, then these Special Conditions shall supersede and take precedent over all other terms and conditions.

1.        PERMITS, FEES AND NOTICES

1.1 Unless otherwise provided in the Contract Documents, the Owner shall pay for all permits, fees and notices necessary for the proper execution and completion of the Work which are legally required, such as Building Permits. The Owner reserves the right to pay for all Permits, Fees, Plan Review Fees, Utility Connection Fees, etc., either directly to the entity requesting such Fee, or to the Contractor. If the Contractor pays for such Fee on the Owner's behalf, the Contractor shall be paid for such fee within ten(10) calendar days after Notice to the Owner of such payment, the Owner shall reimburse the Contractor at actual cost and shall exclude the Contractor's Fee.

1.2       Notification of Public Utilities: The Contractor shall notify all
          --------------------------------
public utilities prior to commencement of work which may effect such public utilities. If available, copies of written permission by public utilities to commence work shall be transmitted to the Owner's Representative prior to commencement of such work.

1.3       Special Notice after Substantial Completion:
          -------------------------------------------

1.3.1 The Contractor shall schedule his work such that the Owner's business operations are not interrupted to the extent reasonably possible. Submit a schedule of construction operations to the Owner's Representative for review and acceptance prior to starting work.

1.3.2 The Contractor must perform his work in a quiet and courtesy fashion with respect to the Guest and Owner's employees to the extent reasonably possible.

1.3.3 Power outages, mechanical shut-down and so forth shall be approved by the Owner's Representative prior to starting work.

1.3.4 All Life/Safety systems requiring shutdowns or tie-ins, in accordance with the above clause, shall be coordinated with the Owner's Representative and shall be performed at such a time to minimize any effect on the safety, health and welfare of the building occupants to the extent reasonably possible. At the conclusion of each work day, all Life/Safety Systems shall be energized, tested and returned to an operative mode.

1.3.5 No ceilings or walls are permitted to remain "open" or "uncovered" after the normal work day without approval from the Owner's Representative.


2.        TEMPORARY CONSTRUCTION

2.1       Fencing:
          -------

2.1.1 The Contractor shall be responsible for construction of temporary fencing.


Beau Rivage - Biloxi              Page 1 of 6
3 July 1996

                                                              SPECIAL CONDITIONS

2.1.2 The fence shall be neat and shall be continuously well maintained for the duration of the construction period.

2.1.3 The Owner retained security company, in conjunction with the Contractor, shall ensure that gates are secured at the end of each day's operations. Deliver three (3) sets of keys to the Owner's Representative.

2.2       Access to the Work Area after Substantial Completion: Access to the
          ----------------------------------------------------
Project work area by construction personnel shall be by the most reasonable inconspicuous route available, in order that the Public and the Owner's personnel are not inconvenienced. Access shall be arranged prior to the commencement of the work with the Owner's Representative, unless shown otherwise. Access to restricted and/or limited access areas required by the work shall be coordinated with the Owner's Representative.

2.2       Toilet Facilities
          -----------------

2.3.1 Toilet facilities shall be provided by the Contractor within the Construction area.

2.3.2 The Project's permanent toilet facilities are not to be used by construction personnel at any time during construction.

2.4       Telephones:
          ----------

2.4.1 The Contractor shall install his own telephone system for construction use. The Project's permanent telephone equipment and systems shall not be used by construction personnel except in the case of an emergency or a direct project related call by the Contractor's supervising personnel. This provision does not apply to Subcontractors.

2.5       Eating Privileges
          -----------------

2.5.1 All construction personnel shall be permitted to eat in any area within the construction area as designated by the Contractor's Construction Superintendent.

2.5.2 During the installation of FF&E, construction personnel are not permitted to eat where finish materials are in place nor use tables and chairs or other furniture that are part of the Project.

3.        REFERENCE STANDARDS

3.1       Specifications and Manufactures Instruction:

3.1.1 When not covered in the Drawings or Specifications, the Contractor shall follow the manufacturer's installation or maintenance directions in performing the Work. The Contractor shall ensure that copies are provided to affected subcontractors or sub-subcontractors.

4.1       TAKE-OFFS

When requested by the Owner, the Contractor shall provide take-offs, including dimensions, quantities, square footages, volumes and counts, of all Owner-furnished, Contractor-installed items within a reasonable period of time. The above take-offs shall include, but not be limited to, wallcoverings, floor coverings, lamps, architectural light fixtures or any other Owner-supplied, Contractor-installed items. Fabric quantities for pre-maufactured furniture items will not be supplied by the Contractor, except where such fabric is a part of millwork being procured and installed by the Contractor or a subcontractor to the Contractor.

Beau Rivage - Biloxi               Page 2 of 6
3 July 1996

                                                              SPECIAL CONDITIONS


5.     DRAWINGS, SPECIFICATIONS AND MEASUREMENTS

5.1.1 The Contractor shall follow dimensions shown on the Construction Documents. Dimensions indicated on documents shall take precedence over scale measurements, and large scale details shall take precedence over small scale general drawings. Documents of a later date shall take precedence over documents of an earlier date.

5.1.2 The Contractor shall verify dimensions shown on drawings before laying out work.

5.1.3 The Contract Documents are meant to be read as a whole, but in the event a conflict cannot be removed, the Contract Documents will take the following order of precedence:

       1. Agreement between Owner and Contractor

       2. Exhibits

       3. Supplementary Conditions

       4. General Conditions of the Contract

       5. Specifications

       6. Drawings

5.1.4 In the interest of moving forward with progress at the site, the Contractor may use in-progress Drawings and Specifications until such time as the completed Construction Documents ("Issued for Construction") have been issued by the Architect. After such issuance, the Contractor shall ensure that all work is performed in accordance with completed Documents.

5.1.5 Do not use the official set stamped by the Building Department for routine construction purposes. The Contractor shall maintain the stamped set for the primary use of the Building Inspector and maintain same at the project site in good condition for the duration of the construction period.

5.2    Tolerances

5.2.1 Certain Tolerances are listed in the Specification and on the Drawings. These tolerances are the maximum variation allowed on the Project. When tolerances are not identified in the Specifications or on the Drawings, the maximum tolerances allowed shall be determined by the most recognized published industry standard.

5.2.2 The Contractor through it's Subcontractors shall review the tolerance limits established for each trade as they relate to the work on the Project. When the Contractor becomes aware of tolerance limits which are in conflict with those limits established for other adjoining work, the Architect shall be notified in writing before proceeding.

5.2.3 All materials such as granite and marble, acoustic tile, ceramic tile, vinyl tile and so forth, are to meet flush with adjacent pieces of the same material, unless otherwise shown on the drawings or required by the specifications.


6.      WARRANTY

6.1    All warranties shall commence as set forth in the General Conditions.

Beau Rivage - Biloxi               Page 3 of 6
3 July 1996

                                                            SPECIAL CONDITIONS

6.2    The Contractor shall deliver all operating manuals to the Owner thirty
(30) days prior to Substantial Completion or during the Contractor's training period whichever is sooner.

6.3 The Contractor shall furnish to the Owner printed manufacturer's warranties complete with expiration dates of such warranties thirty (30) days after Substantial Completion.

7.     TRADE NAMES/PROJECT SIGNS

7.1 No trade name or other identification shall appear on any completed work where it will be seen by the public except as specifically approved, in writing, by the Owner in advance.

7.2 The Contractor and its Subcontractors are strictly prohibited from installing, erecting, hanging or otherwise displaying any company, product or advertising signs on the job-site without the review of such signage by the Owner and the Owner's written approval.

8.     CUTTING AND PATCHING

8.1 The Contractor shall cut walls and floors carefully, and neatly repair them in an acceptable manner. Contractor shall consult the Architect in cases where cutting into a structural portion of the building is required so that satisfactory reinforcement may be provided.

8.2 Access Doors and Frames: Access doors and frames shall be flush with the material in which it occurs, unless otherwise specified. Access doors and frames shall be provided upon prior written approval of the Architect. Each trade providing access doors and frames shall verify their work against the Construction Drawings. Access doors in walls, partitions or ceilings shall bear UL fire-rated labels of same fire rating. If access doors and frames are required to be exposed to view, they shall be chrome, brass, stainless steel, or other finish to match other finishes in the spaces in which they are to be installed, unless otherwise specified. Submit an "Access Door and Frame" shop drawing to the Architect for approval for door prior to placement in the field. A compose "Access Door and Frame" Shop drawing must be submitted for all plumbing, fire protection, HVAC, electrical and all other associated trades.

8.3 Acoustical Requirements: Certain partition, floor and ceiling assemblies are required to have sound absorption and sound transmission loss characteristics as required in the Specification sections or as indicated on the Construction Drawings. Each Contractor shall coordinate his work in constructing these assemblies and that of other contractors whose work adjoins, connects to, or penetrates these assemblies to assure that such work does not reduce the required acoustical characteristics of the assemblies. If the Contractor becomes aware of work which reduces the acoustical characteristics of the assembly, the Contractor should notify the Architect before proceeding with the Work.

9.     OFF-SITE STORAGE

       The Owner will give consideration to requests for payment for materials and equipment stored off-site on a case-by-case basis, subject to the following:

9.1 The Contractor shall give the Owner at least fourteen (14) days prior written notice of the Contractor's initial submission for payment of off-site stored materials and equipment. Such notice shall include a written narrative outlining the details for off-site storage. Such written request must be sent prior to the first Payment Application submission.

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                                                              SPECIAL CONDITIONS

9.2  If approved by the Owner, the Contractor shall submit the following:

          (1)  Schedule of Values outlining the value of all requested off-site
               ------------------
          stored materials and/or equipment. Include additional cost detail as required to tie the Schedule of Values into the listing of all stored material.

          (2)  Contractor's Inspection Affidavit certifying that he has visited
               ---------------------------------
          the location where the materials or equipment is stored, that he has verified the quantity, that the materials or equipment are safely stored and that the materials or equipment are segregated and are clearly identified as being property of the Owner. Attach a complete listing of all stored materials and/or equipment.

          (3)  Bill of Sale containing all materials or equipment for which
               ------------
          payment is requested. Submit evidence that the materials or equipment has been or will be fully paid for by the Contractor so that clear transfer of title can be made to the Owner.

          (4)  Insurance Certificate for all stored material or equipment and
               ---------------------
          related transit, including a loss-payable clause endorsement to the Subcontractor's insurance policy providing payment to the Contractor and Owner in the event of loss of the specified stored materials or equipment.

          (5)  Contractor's  Affidavit of Release of Lien for all stored
               ------------------------------------------
          material and/or equipment.

          (6)  Executed Subcontractor or Purchase Order between the Contractor
               ----------------------------------------
          and Subcontractor/Vendor for all stored material and/or equipment.

          (7)  Photographs of all stored material and/or equipment.
               -----------

          (8)  Other reasonable documentation as may be required by the Owner to
               ------------------------------
     establish the Owner's title to such material and/or equipment, or to otherwise protect the Owner's interest.

9.3 If the documentation presented does not satisfy the requirements outlined in 9.2, the request for payment may be denied.

9.4 Each subsequent Payment Application shall include all the requirements outlined in 9.2 above. In addition, a written summary shall be included to identify previously paid materials, dollar value and materials which have been delivered to site since the last Payment Application, balance of materials remaining off-site.

10.  OWNER-FURNISHED MATERIALS

10.1 All Owner-furnished Contractor-installed materials shall be obtained by the Contractor at the Owner's designated Warehouse. The Owner shall advise the Contractor of the location of such Warehouse. All pick-ups shall be scheduled in advance with Owner's Representative and Warehouse Manager at least two(2) days prior to the actual receipt to the extent reasonably possible.

10.2 The Contractor shall register, in writing, his drivers with the Owner's Representative and Warehouse Manager. Drivers shall not be changed without written notification to the Owner's Representative and Warehouse Manager.

                                  Page 5 of 6

Beau Rivage - Biloxi
3 July 1996
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                                                              SPECIAL CONDITIONS

10.3 Owner shall reserve the right to have certain Owner furnished materials shipped directly to the Project site to facilitate ease of installation, provided that such delivery shall not impede the overall progress of the Work.

10.4 The Contractor shall provide the Owner with access and use of all means of vertical transportation, including exterior hoists and temporary elevators, to facilitate the timely and efficient installation of Owner-furnished/ Owner-installed materials. The Contractor shall provide the Owner with dedicated use of certain elevators (with operators) to install FF & E. The Owner will advise the Contractor, in writing, of times and duration prior to installation of FF&E.

11.   MEETINGS

11.1 Construction meetings shall be held at such times and places as the Owner, Architect or the Contractor may designate. Meeting Minutes shall be prepared and issued by the Contractor as may be required.

11.2 Owner shall have the right to attend all meetings between the Contractor, his Subcontractors, the Architect and others concerning the Project.

12.   PUNCH LIST WORK

12.1 Access to the Project for the purpose of completing Punch List Work after Substantial Completion shall be approved by the Owner's Representative. All Punch List Work must be performed when the Project area is not open to the public and when such work does not interrupt the Owner's operations to the extent reasonably possible. Exceptions must be specifically approved in writing by the Owner's Representative.

13.   BENEFICIAL USE AND OCCUPANCY BY THE OWNER

13.1 The Owner reserves the right, at his option and convenience, to occupy or otherwise make use of all or any part of the Project premises at any time prior to completion. Beneficial Use and Occupancy prior to the Date of Substantial Completion shall be subject to the following conditions:

          (1) The Owner will use his best efforts to prevent his occupancy from interfering with the prosecution of the Contractor's remaining Work.

          (2) The Contractor will not be required to repair (at its expense) damages caused by the Owner's occupancy.

13.2 The Contractor shall coordinate with the Owner to permit partial occupancy of any area to expedite installation of furniture, fixtures, floor coverings, equipment, or training of Owner's affiliate's personnel so as to insure a smooth and timely opening to the General Public.

                                     -END-

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Beau Rivage - Biloxi
3 July 1996